                                                                    EXHIBIT 10.4

                            MASTER PURCHASE AGREEMENT

THIS MASTER PURCHASE AGREEMENT (this "Agreement"), effective as of September 21, 2001 (the "Effective Date"), is entered into by and between Ericsson Inc., a Delaware corporation ("Ericsson"), and Triton PCS Equipment Company L.L.C., a Delaware limited liability company ("Triton") (each individually referred to as a "Party" and collectively referred to as the "Parties").

WHEREAS, Triton desires to retain a qualified supplier to provide products and services from time to time with respect to various projects of Triton to build and expand Triton's GSM/GPRS/EDGE/UTMS network.

WHEREAS, Triton and Ericsson agree that the business structure established pursuant to this Agreement will achieve the objectives contemplated by the Parties in establishing a flexible framework governing the standard terms and conditions upon which Ericsson will provide Triton, and Triton will purchase from Ericsson, those certain specified products and services.

NOW, THEREFORE, The Parties agree as follows:

1.       DEFINITIONS

As used in this Agreement, the following capitalized terms shall have the following meanings:

         "ACCEPTANCE" means, for the relevant item, the acceptance by Triton of such item in accordance with the terms of Section 8 of this Agreement and the relevant Statement of Work.

         "AFFILIATE", with respect to a Party, means any individual, corporation, partnership, joint venture, proprietorship or other entity, directly or indirectly, owning, owned by or under common ownership with such Party to the extent of more than fifty percent (50%) of the voting shares or controlling interests owned beneficially by such entity or Party, as the case may be.

         "BUILD OUT PLAN" shall mean the plan which (i) Ericsson submits to Triton for a Project, specifying the Products and Services to be provided by Ericsson to Triton for the Project (including without limitation the delivery schedule thereof), to meet Triton's requirements set forth in the forecast provided by Triton for the Project, and (ii) is approved by Triton in writing. Each Build Out Plan may be modified, revised or supplemented from time to time by the Parties' mutual agreement in accordance with Section 6(b) of this Agreement.

         "CELL" shall mean a single radio sector.

         "CELL SITE" shall mean an Ericsson-engineered Hardware and Software comprised of Ericsson radios and common equipment, but excluding Switch equipment, that contain multiple Cells.


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         "HARDWARE" shall mean the Ericsson manufactured hardware components made available for purchase by Triton pursuant to this Agreement.

         "IN STABLE REVENUE SERVICE," with respect to any Product provided by Ericsson to Triton hereunder, shall mean Triton's commercial use of such Product, or a portion thereof, exclusive of operation for purposes of conducting Acceptance tests, for a period of thirty (30) days following the commencement of such commercial use thereof, during which time such Product operates materially in conformance with the applicable Specifications; provided that In Stable Revenue Service of such Product shall be deemed to have occurred upon the expiration of such 30-day period (or any subsequent 30-day period commencing upon Ericsson's written notification that the non-conformance of such Product noted previously by Triton in the punchlist has been corrected) unless Triton provides Ericsson with a written notification specifying the non-conformance of such Product within such 30-day period (or any applicable subsequent 30-day period).

         "INSTALLATION" shall mean the installation of Products by Ericsson in accordance with applicable specifications.

         "INSTALLATION SITE" shall mean the location (within contiguous United States, Puerto Rico, or U.S. Virgin Islands) specified by Triton for Installation of a Switch and/or Cell Site.

         "MARKET" shall mean a Triton (or Affiliate) wireless service coverage area and such other Triton (or Affiliate) majority-owned market that the Parties mutually agree in writing to make subject to the terms and conditions of this Agreement from time to time during the term of this Agreement.

         "MARKET ACCEPTANCE" is defined in Attachment I.

         "OEM EQUIPMENT" shall mean miscellaneous items of non-Ericsson equipment made available for purchase by Triton under this Agreement, not integrated into the Hardware during the manufacturing process.

         "PRODUCT(S)" shall mean, individually and collectively, Hardware and Software provided by Ericsson to Triton pursuant to this Agreement.

         "PROJECT" shall mean a project under which Triton and Ericsson undertake to build or expand a Switch Area System in each such market as outlined in a Statement of Work.

         "SERVICES" shall mean the services provided by Ericsson to Triton pursuant to this Agreement, including Installation.

         "SITE ACCEPTANCE," with respect to a Cell Site, shall mean Triton's Acceptance of the applicable BTS upon successful completion of the acceptance testing of the BTS in accordance with the testing procedures set forth Section 3 of Attachment G or in the relevant Statement of Work, as applicable.

         "SOFTWARE" shall mean all computer software furnished hereunder including, but not limited to, computer programs contained on a magnetic or optical storage medium, in a

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         semiconductor device, or in another memory device or system memory consisting of (i) hardwired logic instructions which manipulate data in central processors, control input-output operations, and error diagnostic and recovery routines, and (ii) instruction sequences in machine-readable code that control call processing, peripheral equipment and administration and maintenance functions.

         "SOFTWARE RELEASE" shall mean (i), the base operating Software for the Switch, together with certain standard incremental subscriber and/or carrier software features included at Ericsson's sole discretion, such base operating Software and standard subscriber and/or carrier features together forming a base load ("Base Load"), as well as (ii), in addition to the Base Load, certain features that may be activated in increments at Triton's option ("Optional Features") upon payment of the applicable fees to be mutually agreed in writing by the Parties in the applicable Statement of Work.

         "SOFTWARE UPDATE" shall mean a Software Release that contains correction of errors found in the then current in-service release of the Software

         "SOFTWARE UPGRADE" shall mean an upgrade to Triton's then-existing Software Release that may download certain Software fixes and/or enhancements as well as unlicensed Optional Features from a more current Software Release onto Triton's Switch.

         "SPECIFICATIONS," with respect to a Product, shall mean each and every applicable functionality, component, and requirement of the Product described in the documentation furnished by Ericsson with the Product, or, if such documentation does not exist, standard industry specifications for the same or substantially the same product.

         "STATEMENT OF WORK" shall mean a statement of work executed by the Parties pursuant to and in accordance with the terms and conditions of this Agreement for a Project. Each Statement of Work will, at a minimum, include the following:

         (1) A reference to this Agreement, which reference will be deemed to incorporate all applicable provisions of this Agreement.

         (2) The date as of which the Statement of Work will be effective, and, if applicable, the term or period of time during which Ericsson will provide the applicable Products and Services to Triton pursuant to the Statement of Work.

         (3) The scope of the Project covered by the Statement of Work, including without limitation the Products and Services to be provided by Ericsson in the Project.

         (4) The amounts payable to Ericsson by Triton for the Products and Services to be provided by Ericsson under the Statement of Work, the basis on which such amounts will be determined, and the schedule on which such amounts will be invoiced to Triton by Ericsson.

         (5) Any additional provisions applicable to the Project under the Statement of Work that are not otherwise set forth in this Agreement or that are exceptions to the provisions set forth in this Agreement.


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         (6)      Any applicable Acceptance test plan and criteria for the
                  Products to be provided under the Statement of Work. In the Statement of Work, the Parties may mutually agree upon the Acceptance test plan and criteria that are in addition to or different from the Acceptance test plan and criteria set forth in Attachment G (whether due to the nature of the Products to be provided or the project to be undertaken under the Statement of Work or due to any other reasons), in which event the Acceptance test plan and criteria set forth in the Statement of Work will prevail over the Acceptance test plan and criteria set forth in Attachment G (notwithstanding any provision contained herein to the contrary).

         With respect to each Statement of Work, Ericsson and Triton will negotiate in good faith to mutually agree upon (i) Triton's right, if any, to terminate such Statement of Work (in whole or in part), and
         (ii) the cancellation charges, if any, to be paid by Triton to Ericsson for any such termination.

         "SWITCH" shall mean the Hardware provided by Ericsson to Triton pursuant to this Agreement that performs switching functions.

         "SYSTEM" shall mean a combination of a Switch and each of one or more Cell Sites furnished hereunder.

         "THIRD GENERATION" refers to GSM/GPRS/EDGE and UMTS technology.

         "WARRANTY PERIOD" shall mean ***** for Hardware, Software or Services, beginning upon (1) Acceptance, for Products or (2) the date the Service is performed, for Services.

2.       SCOPE

This Agreement establishes the standard terms and conditions that will apply to the Products and Services to be provided by Ericsson to Triton in each such Project as mutually agreed upon from time to time by the Parties in a Statement of Work. Triton shall have no obligation to enter into any Statements of Work. Except as expressly provided in a Statement of Work executed by Triton and Ericsson, Triton shall have no obligation to purchase any Products or Services from Ericsson, and Ericsson shall have no exclusive right to provide any Products or Services to Triton under this Agreement. Supplemental terms applicable to Triton's purchase and/or license of the Products and Services are attached to this Agreement as Attachments A - I and incorporated herein by reference. The Products are provided only for Triton's own use in the United States and not for resale.

In the event of a conflict or inconsistency between this Agreement and a Statement of Work, the provisions of the Statement of Work will prevail. In the event of a conflict or inconsistency between the main body of this Agreement and the Attachments, the provisions of the main body of this Agreement will prevail.

3.       TERM

Unless otherwise terminated in accordance with the terms hereof, the term of this Agreement will commence on the Effective Date and will thereafter continue for a period of five (5) years. Notwithstanding the expiration of this Agreement, each Statement of Work entered into prior to the effective date of such expiration will remain in full force and effect in accordance with the


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provisions thereof, including each of the provisions of this Agreement incorporated by reference into such Statement of Work.

4.       PRICES

(a) Prices. The charge for any Product or Service ordered will be as specified in Attachment A, which may be amended or supplemented from time to time by the Parties' mutual agreement in writing. Notwithstanding anything to the contrary contained herein, in Attachment A, or otherwise, all prices reflected on Attachment A shall refer to prices per sector (not prices per Cell), as applicable. Prices do not include taxes. Triton shall be invoiced in accordance with
         Section 5.

(b)      *****

         (i)      *****




         (ii)     *****




         (iii)    *****



5.       BILLING AND TERMS OF PAYMENT

(a) Unless otherwise provided in the applicable Statement of Work, Ericsson will invoice Triton the applicable prices, charges and fees for the Products and Services according to the following schedules:

         (1) Invoices for Products to be installed by Ericsson, together with the related Services (except for periodic services) will be issued for (i) *****% of the charges upon Ericsson's delivery of the Products, (ii) *****% of the charges upon Acceptance of the Products, and (iii) *****% of *****.


         (2) Invoices for periodic services, including without limitation Customer Support Services, will be issued at the beginning of each calendar month for such periodic services to be provided by Ericsson in such calendar month.

         (3) Invoices for Products not included for installation by Ericsson will be issued for *****% of the charges upon Ericsson's delivery of the Products.

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         For the purposes of this Section 5(a), unless otherwise specified in the applicable Statement of Work, the Products provided by Ericsson to Triton pursuant to that Statement of Work will be deemed to be installed by Ericsson.

(b) Each invoice issued pursuant to this Agreement will be due and payable to Ericsson within thirty (30) days from the date of the invoice. Notwithstanding anything in this Agreement to the contrary, Triton may withhold payment for amounts claimed under invoices that Triton in good faith believes are in excess of actual amounts owing to Ericsson, but shall pay the amount that is undisputed. Within thirty (30) days of receipt of invoice, Triton will notify Ericsson in writing identifying what it believes to be inaccurate, setting forth the nature of the alleged overcharge. Ericsson shall promptly investigate the disputed invoice. Any amount due hereunder, but not paid, shall bear interest on such amount for the period from and including the original due date for payment to but excluding the date of actual payment at a rate per annum (charged monthly) equal to the lesser of (i) the Prime Rate plus *****% per annum or (ii) the maximum rate per annum permissible under applicable law. "Prime Rate" shall mean the "prime rate" of interest quoted from time to time by The Wall Street Journal as the base rate on corporate loans made by major United States money center commercial banks, provided that, in the event that The Wall Street Journal ceases quoting a "prime rate" of the type described above, "Prime Rate" shall mean the rate of interest announced publicly from time to time by Citibank, N.A. as its "base rate" in effect at its principal office in New York, New York; each change in the Prime Rate shall be effective on the date such change is published or announced publicly, as applicable, as being effective.

6.       BUILD OUT PLAN

(a) With respect to each Project, Triton will provide Ericsson with a forecast of Triton's requirements within thirty (30) days following the effective date of the applicable Statement of Work. Within fifteen (15) business days following its receipt of the forecast, Ericsson will review the forecast, seek clarification as needed, perform capacity analyses, and prepare and submit a proposed Build Out Plan for the Project to Triton for approval. Triton agrees to provide Ericsson with its approval or rejection of the Build Out Plan within fifteen (15) business days after receipt. Such Build Out Plan, if accepted, will constitute Ericsson's obligation to provide to Triton, and Triton's obligation to purchase from Ericsson, the Products and Services as set forth in the Build Out Plan.

(b) The Parties recognize that changes to a Build Out Plan may be necessary from time to time due to changes to the Project or any other legitimate business reasons. In the event that Triton desires to change the Build Out Plan, Triton will promptly provide Ericsson with a description of the changes desired and such other pertinent information as may be reasonably requested by Ericsson for its preparation of a revised Build Out Plan. Within fifteen (15) business days, Ericsson will propose to Triton a revised Build Out Plan to accommodate the changes desired by Triton. The Parties will work together in good faith to mutually agree upon the revised Build Out Plan. Upon such mutual agreement, the revised Build Out Plan will become effective and supersede any prior Build Out Plan for the Project.

7.       DELIVERY

(a) Ericsson will provide to Triton, and Triton will accept from Ericsson, the Products and Services in accordance with the Build Out Plan.


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(b)      Triton will have the Installation Site(s) ready on time and in accordance with the requirements as set forth in Attachment E or as otherwise mutually agreed in writing. In the event of Triton's failure to have the Installation Site so ready, and in such circumstances, all Products shall be deemed shipped and delivered for all purposes upon storage.

8.       ACCEPTANCE

(a) Upon its installation of the applicable Products, Ericsson will conduct Acceptance testing in accordance with the applicable Acceptance test plan and criteria set forth in Attachment G or the relevant Statement of Work, as applicable, to demonstrate that such Products operate in material conformance with the applicable specifications. Upon successful completion of the applicable Acceptance testing, Ericsson will provide Triton with a certificate of Acceptance for such Products. Within ten (10) business days following its receipt of the certificate of Acceptance, Triton will either (i) sign and return to Ericsson the certificate of Acceptance, confirming Triton's Acceptance of such Products, or (ii) notify Ericsson in writing of Triton's rejection of such Products, together with the specific deficiencies constituting the grounds for such rejection; provided that either (1) Triton's failure to so provide Ericsson with such written notification of rejection within such 10-business-day period, or (2) Triton's commercial use of such Products, or a portion thereof, will constitute Acceptance of such Products. Only service-affecting deficiencies arising out of the Acceptance testing in accordance with Attachment G or the relevant Statement of Work, as applicable, shall be grounds for delay of the applicable Acceptance of such Products. Prior to or upon Triton's Acceptance of a Product, Triton may provide Ericsson with a written punchlist of the non-conformities of such Product (the "Punchlist"). Within fifteen (15) days following the Acceptance of such Product, Triton may update such Punchlist by adding the non-conformities of the Product identified by Triton after the Acceptance. Ericsson shall promptly correct the non-conformities identified in the Punchlist. Upon Ericsson's successful correction of such non-conformities, Ericsson shall submit to Triton, and Triton shall sign, a certificate verifying that no further Punchlist items remain unresolved.

(b) Products that do not require or utilize Ericsson installation services (material-only orders) will be deemed accepted by Triton upon delivery by Ericsson to Triton.

(c) Triton may not postpone Acceptance due to any deficiencies not attributable to Ericsson. Neither Party is liable for any delay resulting from force majeure events as set forth in Section 10.

9.       LATE DELIVERY FEES

         Except as otherwise provided in the applicable Statement of Work, in the event that Ericsson fails to meet the delivery commitments set forth in a Build Out Plan, Ericsson agrees to credit Triton the late delivery fees as set forth in Attachment I. The foregoing method of calculating and crediting Triton for late delivery fees shall be Ericsson's sole liability and Triton's sole remedy for Ericsson's failure to meet the delivery commitments set forth in any Build Out Plan. For avoidance of doubt, the Parties agree that Ericsson shall not be responsible for the payment of late delivery fees resulting from delays to the extent that such delays occur primarily due to Triton's failure to perform its

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         responsibilities as set forth in Attachments E, or are caused by an event of force majeure as set forth in Section 10.

10.      EXCUSABLE DELAYS

Neither Ericsson nor Triton will be liable for nonperformance or defective or late performance of any of their obligations hereunder to the extent and for such periods of time as such nonperformance, defective performance or late performance is due to acts of God, war (declared or undeclared), unforeseeable acts (including failure to act) of any governmental authority (de jure or de factor) with the exception of zoning or permitting authorities, riots, revolutions, fire, floods, explosions, sabotage, nuclear incidents, earthquakes, storms, sinkholes, epidemics, strikes, or delays of suppliers or subcontractors if no equivalent source for such supplies or services can reasonably be obtained for the same causes. Subject to the foregoing, in the event that Ericsson's performance of its obligations hereunder (including, without limitation, installation or testing of the Products purchased by Triton hereunder) is delayed due to Triton's failure or delay in the performance of its obligations hereunder (including, without limitation, failure to prepare the site for installation of the Products) in according with the applicable Project schedule, then Ericsson will be entitled to the following remedies:

(a)      *****



(b)      *****




11.      PRODUCT WARRANTY

(a) Ericsson warrants that during the Warranty Period, (i) the Products shall be free from any material, service-affecting nonconformance to Ericsson's published Product specifications and free from defects in material and workmanship; and (ii) Services are free from defects in material and workmanship.

(b) Ericsson shall, at its discretion, repair, replace or otherwise correct the defects in Products or Services. Any Hardware or Services repaired, replaced or corrected during the Warranty Period is warranted for the greater of ***** days from the date the repair, replacement or correction is effected, or the balance of the original Warranty Period. Replacement Hardware shall be new or reconditioned to perform as new, at Ericsson's option. Ericsson shall bear risk of loss or damage and pay for transportation charges for repaired or replacement Products shipped by or to Triton (unless the Products returned by Triton are not defective or otherwise not covered by Ericsson's limited warranty provided hereunder). In the event such defective Products or Services are not repaired or replaced within 30 days after receipt of notice thereof, Triton shall have the following sole and exclusive remedy:

         (1) return the defective Products to Ericsson for a full refund of the purchase price already paid by Triton to Ericsson for the defective Products, in which event, upon receipt of the defective Products, Ericsson shall, as its sole and exclusive


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                  liability for its failure to cure the defective Products
                  within the 30-day period, provide such full refund to Triton;
                  or

         (2) receive from Ericsson the liquidated damages, and not as a penalty, an amount calculated as follows:

                  (i) With respect to any Product (other than a Switch) that has a non-conformity or defect which Ericsson fails to cure within the 30-day cure period, the liquidated damages, for each full week beyond the 30-day cure period until such non-conformity or defect is cured, will be equal to ***** percent (*****%) of the net purchase price of such Product; provided that the total amount of such liquidated damages shall not exceed the net purchase price of such Product.

                  (ii) With respect to any Switch that has a non-conformity or defect which Ericsson fails to cure within the 30-day cure period, the liquidated damages, for each full week beyond the 30-day cure period until such non-conformity or defect is cured, will be equal to ***** percent (*****%) of the net purchase price of such Switch; provided that the total amount of such liquidated damages shall not exceed ***** percent (*****%) of the net purchase price of such Switch.

         The Parties agree that Ericsson shall pay all liquidated damages owed pursuant to this Section 11(b)(2) in cash.

         Unless Triton returns to Ericsson the subject defective Product within thirty (30) days following the expiration of the 30-day cure period, Triton shall be deemed to have exercised its sole and exclusive remedy set forth in Section 11(b)(2) above.

(c) Services (including in-warranty Services) will be made available to Triton in accordance with, and within the response times defined in, Ericsson's standard practices and procedures which are set forth in Attachment C of this Agreement.

(d) These warranties do not apply where the non-conformance is due to (i) accident, fire, explosion, power failure, power surge or other power irregularity, lightning, alteration, abuse, misuse or repair not performed by Ericsson; (ii) improper storage by Triton; (iii) failure by Triton to comply with all specified applicable environmental requirements for Products; (iv) improper installation, maintenance, operation or other service by Triton in connection with Products; (v) use of Products by Triton in conjunction with an incompatible product or a product not purchased from Ericsson or authorized in writing by Ericsson; (vi) any error, act or omission by anyone other than Ericsson (or its agents or contractors); (vii) where notice of the defect has not been given to Ericsson within thirty (30) days after the end of the applicable Warranty Period, or (viii) to the extent where Triton's breach of this Agreement materially contributes to a Product failure. The foregoing exclusions shall not apply in the event or to the extent of a non-conformance arising from Ericsson's own performance or from Ericsson's express instructions.

(e) These warranties do not apply to any (i) applications created by Triton; (ii) any Software which is activated, or its use extended, without payment when due of the applicable fee or Ericsson's written consent; (iii) Software that is not maintained at Ericsson's current Software Release level or within at least one (1) previous Software Release level unless

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         specified otherwise in Ericsson's documentation; and (iv) items normally consumed during Product operation.

(f) THESE WARRANTIES CONSTITUTE THE ONLY WARRANTIES, OBLIGATIONS OR CONDITIONS OF ERICSSON WITH RESPECT TO THE PRODUCTS AND SERVICES AND ARE IN LIEU OF ALL OTHER WARRANTIES OR CONDITIONS, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. ERICSSON IS NOT RESPONSIBLE FOR ANY WARRANTY OFFERED BY TRITON TO ANY CUSTOMER(S) OF TRITON.

12.      SOFTWARE LICENSE

(a) Subject to Triton's payment when due to Ericsson of the applicable fees, Ericsson hereby grants to Triton, a personal, non-exclusive, right to use the Software furnished to Triton only in conjunction with Triton's use of the Hardware or other Ericsson-authorized material ("Licensed Software"). Triton is granted no title or ownership rights to the Software.

(b) All Software shall be treated by Triton as exclusive property of, proprietary to, and a trade secret of Ericsson and/or its suppliers, as appropriate, and Triton shall: (i) not reproduce, copy, or modify the Software in whole or in part except as authorized by Ericsson; (ii) not decompile, reverse engineer, disassemble, reverse translate, or in any other manner decode the Software; and (iii) upon termination of the license for any reason, forthwith return the Software to Ericsson or certify its destruction. In addition, Ericsson will provide to Triton in advance any terms and conditions applicable to any Software of any third party to be supplied to Triton by Ericsson.

(c) Triton shall not have the right to assign or sublicense its rights in Software without the written consent of Ericsson, which will not be unreasonably withheld, conditioned or delayed; provided, however, that Triton may, by providing Ericsson with a prior written notice thereof, assign its rights in Software without the consent of Ericsson to (i) any Affiliate of Triton or (ii) any person or entity that acquires, through merger, purchase or otherwise, all or substantially all of the assets or equity interests of Triton as long as such Affiliate of Triton or acquiring person or entity agrees in writing (provided to Ericsson) to comply with the terms and conditions of this Section 12. Triton shall indemnify and hold Ericsson and its suppliers harmless from any loss or damage resulting from a breach of this Section.

(d) Certain Software identified by Ericsson may be modified to create derivative software applications or files ("Applications"). Unless otherwise agreed in writing, each Party owns all intellectual property rights for any Applications it creates. Ericsson shall have no liability to Triton or any third party with respect to any claims or damages arising out of the modification or creation of any application by Triton.

(e) Software may include "Non-Licensed Software" defined as Software for which (i) the applicable right to use fees have not been paid; (ii) a periodic right to use fee has expired; or (iii) the right to use fee is based upon feature activation, a measure of usage (based upon the number of lines, ports, sites, users, assigned terminals or some other measure). Triton shall submit to Ericsson an order for any Non-Licensed Software that Triton desires to license, renew or expand beyond the specified usage level. The

--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
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
         incremental or additional right to use fee shall be invoiced upon Ericsson providing the additional Software to Triton, whether via issuance of a new activation code, electronically downloading or by shipment of Software media. The activation of Non-Licensed Software shall not extend the Warranty Period of the Software.

(f) Ericsson may access by remote polling any site in which Software has been installed to determine if any non-licensed Software has been activated or to confirm Triton's usage of the Software in compliance with the terms and conditions of the license. Ericsson shall issue invoices to Triton, in addition to those amounts previously invoiced, for amounts payable at the rate specified in Attachment A hereof, as applicable, as a result of Triton's activation and/or usage of any non-licensed Software.

13.      INSURANCE

Prior to furnishing any Products, Ericsson shall procure and maintain at Ericsson's sole expense insurance of the following types of coverage and limits of liability:

(a)      Commercial General Liability

         Commercial General Liability (hereafter, "CGL") using forms equivalent to ISO's (Insurance Services Office) Commercial General Liability Form including Blanket Contractual Liability and Broad Form Property Damage, with limits of at least $10,000,000 combined single limit for each occurrence for bodily injury, property damage and personal injury claims. Limits of insurance may be satisfied with Primary and Umbrella layers. CGL insurance to include Products Liability and Completed Operations coverage in the amount of $10,000,000 each occurrence and $10,000,000 aggregate. Policy will be endorsed to include Per Location and Per Project Aggregate endorsements. All CGL insurance shall designate Triton as an Additional Insured. The policies should include a Waiver of Subrogation endorsement in favor of Triton.

(b)      Worker's Compensation and Employer's Liability

         Worker's Compensation, to the extent required by statute, together with statutory Disability Benefits Liability as prescribed by the law of the State in which performance will occur. Employer's Liability of at least $500,000. The policies should include a Waiver of Subrogation endorsement in favor of Triton.

(c) Automobile Liability insurance with limits of at least $10,000,000 combined single limit each occurrence for Bodily Injury and Property Damage claims. The policy shall include Triton as an additional insured. The policy will include waiver of subrogation endorsement. The limit can be structured through Primary and Excess limits.

(d) Professional Liability coverage for all professional exposures including design, build, programming, errors & omissions. The policy shall have a limit of at least $10,000,000 each claim. Triton shall be named as Additional Insured as respects this Agreement. If the coverage is written on a "claims made" basis, then the policy shall remain in force for at least two years after the project completion.

(e) "All Risk" Property Insurance, including the perils of transit, flood and Boiler & Machinery, covering all equipment tools and other property of Ericsson on a replacement cost basis. Any property purchased, acquired, leased, rented or borrowed on behalf of

--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
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
         Triton shall be insured by Ericsson's policy during the acquisition, installation and testing phases and until such time as when the property is accepted by Triton.

(f)      Primary Coverage

         All coverages must be primary and noncontributory, must be written on an occurrence basis and must be maintained without interruption from the date of this Agreement until the date of expiration of this Agreement.

(g)      Certificates of Insurance

         Certificates of insurance or adequate proof of the foregoing must be filed with Triton prior to commencement of the delivery of the Products by Ericsson. The certificates of insurance and the insurance policies required hereunder must reflect Additional Insured wording as described in this Section with respect to all Products manufactured for or delivered to Triton. Failure by Ericsson to provide such certification of insurance does not constitute a waiver by Triton of these insurance requirements.

(h)      Notice of Cancellation

         Ericsson shall cause its insurers to notify Triton at least thirty (30) days prior to cancellation of or any change in the required insurance policies.

(i)      Deductible Payments

         Ericsson is responsible for all deductible payments.

14.      TAXES

Unless Triton provides a certificate of exemption for the applicable taxes thirty (30) days prior to Product shipment, Triton must promptly pay directly or reimburse Ericsson all taxes and charges imposed by any federal, state, or local governmental or other taxing authority relating to the purchase, ownership, possession, use, operation or relocation of the Products or Services, excluding all taxes computed upon the net or gross income of Ericsson, and any franchise or license taxes and any fees relating to importation of any Product.

15.      TITLE AND RISK OF LOSS

Except as provided in Section 11(b), title and risk of loss or damage to Products passes to Triton upon delivery to Triton's Installation Site.

16.      PATENTS, TRADEMARKS AND COPYRIGHT

(a) Ericsson shall, at its own expense, (i) defend Triton in any claim or legal action alleging that the purchase or use of any Product or any portion thereof, other than third party hardware or software not supplied to Triton by Ericsson, infringes or violates any United States or foreign patent, trademark, copyright, trade secret or any other intellectual property right of any kind ("Infringement Claim"); and
         (ii) pay any settlement reached or final award, including reasonable attorney's fees and expenses, for infringement or violation. As a condition of such defense or payment, Triton is required to (i) give Ericsson written notice of any Infringement Claim promptly after Triton's knowledge

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LF#TRI01-004681                                                       REVISION E
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
         thereof; (ii) provide Ericsson with the sole control of the defense and/or settlement of the Infringement Claim; (iii) cooperate (at Ericsson's expense) fully with Ericsson in such defense or settlement. Triton may, at its own expense, participate fully in the defense of any such Infringement Claim.

(b) In the event Ericsson becomes aware of a potential Infringement Claim, Ericsson shall use its reasonable best efforts to avoid an interruption of Triton service and may (or in the case of an award of an injunction, shall) at its sole option and expense: (i) procure for Triton the right to continue using each alleged infringing Product; (ii) replace or modify each such alleged infringing Product with an equivalent product so that Triton's use is non-infringing, or (iii) if neither (i) nor
         (ii) are commercially feasible, require Triton to return such infringing Product and provide Triton with the greater of (x) ***** or
         (y) *****.

(c) Ericsson has no obligation or liability in respect to any Infringement Claim in the event that the affected Product: (i) is specifically manufactured or designed for Triton in strict accordance with the written design or special instruction furnished by Triton unless there was another reasonable way to comply with such design or instruction;
         (ii) is used by Triton in a manner or for a purpose not contemplated by this Agreement or Ericsson's Product customer documentation; (iii) is used or located by Triton in a country other than the country for which it was supplied; (iv) is used by Triton in combination with other products or applications not provided by Ericsson under this Agreement, provided that the Infringement Claim arises from such combination or the use thereof; or (v) is modified by Triton without Ericsson's written authorization, provided the Infringement Claim arises from such modification. If Triton continues use of the affected Product notwithstanding Ericsson's request to replace or modify pursuant to
         Section 16(b)(ii) or its requirement to return pursuant to Section 16(b)(iii), Ericsson shall not be liable for such use.

(d) THE PROVISIONS OF THIS SECTION 16 CONSTITUTE THE EXCLUSIVE RECOURSE OF EACH PARTY AND THE ENTIRE OBLIGATION AND LIABILITY OF EACH PARTY WITH RESPECT TO ANY CLAIM FOR INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS.

17.      CONFIDENTIAL INFORMATION

(a) Confidential information ("Information") means all business, technical, marketing and financial information, data and computer programs furnished by one Party to the other, whether written or oral, together with all analyses, compilations, studies, forecasts or other documents or records that contain or are based on or otherwise reflect or are generated in whole or in part from such information, including that stored on any computer, word processor or other similar device.

(b) Each Party, which receives the other Party's Information, shall keep such Information confidential and shall not (i) disclose such Information to anyone except its employees with a need to know (who are informed of the confidential nature of the Information and who agree to be bound by the terms of this Section 17 as if they were Parties hereto) or

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LF#TRI01-004681                                                       REVISION E
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***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         (ii) use any such Information except in accordance with such Party's performance hereunder. In addition, Triton may disclose Information consisting of Ericsson's technical documentation (but excluding the pricing and commercial terms of this Agreement) to any Triton Affiliate provided such Affiliate is under nondisclosure obligations with respect to such Information that are at least as restrictive as those provided in this Agreement.

(c) The obligations of either Party pursuant to this Section shall not extend to any Information which (i) a recipient can demonstrate through written documentation was already known to the recipient prior to its disclosure to the recipient: (ii) becomes known or generally available to the public (other than by act of the recipient) subsequent to its disclosure to the recipient; (iii) is disclosed or made available in writing to the recipient by a third party having a bona fide right to do so and without similar confidentiality obligations; (iv) is required to be disclosed by subpoena or other process of law or by any applicable law (including SEC or FCC law), provided that the recipient shall notify the disclosing party promptly of any such subpoena or other process of law requiring disclosure and shall use its best efforts to obtain reasonable assurance that confidential treatment will be accorded such Information; (v) is disclosed pursuant to the terms of
         Section 24(f) or (vi) is required to be disclosed by the recipient to enforce its rights under this Agreement.

18.      INDEMNIFICATION AND LIMITATION OF LIABILITY

(a) Indemnification. Each of Ericsson and Triton agree to indemnify and hold the other harmless from and against all losses, claims or demands, for damages to property or bodily injury (including death) to third parties and causes of action by third parties (including reasonable legal fees) resulting from the intentional or negligent acts or omissions, or strict liability, of it, its officers, agents, employees, or subcontractors. If Ericsson and Triton jointly cause such losses, claims, demands, damages, or causes of action, the Parties shall share the liability in proportion to their respective degree of causal responsibility.

(b) LIMITATION OF LIABILITY. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, IN NO EVENT, WHETHER AS A RESULT OF BREACH OF CONTRACT, WARRANTY, TORT (INCLUDING BUT NOT LIMITED TO NEGLIGENCE OR INFRINGEMENT), SHALL ERICSSON OR TRITON BE LIABLE UNDER THIS AGREEMENT FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR INCIDENTAL DAMAGES OF ANY NATURE WHATSOEVER, INCLUDING LOST PROFITS OF THE OTHER PARTY, BEFORE OR AFTER ACCEPTANCE. THIS LIMITATION SURVIVES ANY TERMINATION OF THIS AGREEMENT.

19.      ASSIGNMENT

Neither Triton nor Ericsson may assign or transfer this Agreement or any of its rights or obligations to any other entity without the prior written consent of the other Party, which consent will not be unreasonably withheld, conditioned or delayed; provided, however, that Triton may, by providing Ericsson with a prior written notice thereof, assign or transfer this Agreement without the consent of Ericsson (i) to any Affiliate of Triton, or (ii) to any person or entity that acquires, through merger, purchase or otherwise, all or substantially all of the assets or equity interests of Triton. Triton consents, without qualification, to the sale of receivables by Ericsson without further notice, and Ericsson may disclose the provisions of this Agreement to prospective purchasers of the receivables, and their agents.


--------------------------------------------------------------------------------
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
20.      TERMINATION

(a) Triton may, at its option and upon written notice to Ericsson, terminate this Agreement in whole or in part, without penalty, if Ericsson is in default under any material terms of this Agreement, and action to correct such default, if curable, is not commenced within thirty (30) days after receipt of notice from Triton and such default is not thereafter cured within sixty (60) days after commencement of correction, unless Ericsson cannot complete such cure within such period for reasons beyond its control and Ericsson is continuing to diligently pursue the cure, in which case such default shall be cured no later than one hundred eighty (180) days after Ericsson's original receipt of notice under this Section 20(a).

(b)      In the event Triton terminates this Agreement in accordance with
         Section 20(a), Triton may at its option:

         (i) return to Ericsson, freight collect, any Product delivered or installed which is the subject of the default above if such default is Ericsson's inability to correct defects therein, in which event Ericsson shall refund to Triton all amounts paid to Ericsson under this Agreement with regard to such Equipment, Software and the Installation thereof; or

         (ii) in the event that Ericsson refuses or fails to perform, or otherwise defaults in, its obligations hereunder, it is agreed that Triton shall have, in addition to any other rights available to it, the right to obtain temporary or permanent performance of such obligations or injunctive relief, as may be applicable.

         Except as expressly provided in this Agreement, the remedies provided in Sections 20(a) and 20(b) shall be Triton's exclusive remedies in case of termination for default.

(c) Ericsson may terminate this Agreement without any obligation to deliver Equipment not yet delivered, or, at its option, temporarily suspend its performance, without liability, under this Agreement, in the event that Triton is in default under any material terms of this Agreement and correction is not commenced within thirty (30) days after receipt of notice from Ericsson and such default is not thereafter cured within sixty (60) days after commencement of correction, unless Triton cannot complete such cure within such period for reasons beyond its control and Triton is continuing to diligently pursue the cure.

(d) If this Agreement expires, or if either Party terminates this Agreement in accordance with its terms, Ericsson's obligations hereunder with respect to Equipment already delivered, installed and not returned, and Triton's obligations with respect to payments for Equipment not returned, shall continue in full force and effect.

21.      DISPUTE RESOLUTION AND ARBITRATION

(a)      Disputes

         (i) Subject to a Party's right to obtain injunctive relief, Ericsson and Triton will attempt to settle any claim or controversy between them through consultation and negotiation in good faith and with a spirit of mutual cooperation. After attempts to resolve a dispute by Ericsson and Triton have failed, either Party

--------------------------------------------------------------------------------
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
                  may, upon notice to the other, request that such controversy or claim be referred to the appropriate management personnel of each Party for negotiation and resolution. If such a request is made, the applicable and appropriate management-level personnel of the Parties shall meet in person or by telephone within seven (7) days after such request and shall review and attempt to negotiate a mutually acceptable resolution of the controversy or claim in dispute. If after such meeting, such attempt to resolve the dispute has failed, the dispute may, upon mutual consent, be referred to alternative dispute resolution, mediation or to binding arbitration. In the event the Parties consent to binding arbitration, the Parties further agree as follows:

         (ii) Three arbitrators will be chosen in accordance with the procedures of the AAA, which arbitrators will meet within thirty (30) days of the appointment of all of them to commence the arbitration.

(b) Arbitration. Other than as specified in this Section, the arbitration will be conducted in accordance with the arbitration rules promulgated under the American Arbitration Association ("AAA"). The arbitrator(s) shall be required to furnish, promptly upon conclusion of the arbitration, a written decision, setting out the reasons for such a decision. The decision of such arbitration will be final and binding on the Parties hereto, and any such decision may be enforced by either Party in any court of competent jurisdiction. Each Party will bear its own expenses and an equal share of the expenses of the third arbitrator and the fees, if any of the AAA. Any arbitration shall take place in New York, New York, unless otherwise agreed to by the Parties.

(c) Non-performance. In the event that either Party believes that an actual material and substantial breach or nonperformance of an obligation under this Agreement has been committed by the other Party, that Party may request that arbitrators be immediately chosen pursuant to this Section and convened as soon as practicable for the purposes of evaluating and awarding the appropriate remedy for any such breach.

22.      GOVERNING LAW

The construction, interpretation and performance of this Agreement is governed by the laws of the State of New York, except for its rules with respect to the conflict of laws.

23.      NOTICE

All notices required or permitted under the terms of this Agreement will be in writing and are deemed given (i) when delivered, if delivered personally against receipt; (ii) when transmitted, if transmitted by facsimile transmission during regular business hours, or the next business day if transmitted during non-business hours; (iii) on the fifth business day after such notice is sent if sent by certified mail, return receipt requested; or (iv) the business day specified for delivery if such notice is sent by a nationally recognized overnight delivery service, addressed as follows:

--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
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

         IF TO TRITON:                            With a copy (that shall not constitute
                                                  notice) to:
         Triton PCS Equipment Company L.L.C.      Kleinbard, Bell & Brecker LLP
         1100 Cassatt Rd                          1900 Market Street, Suite 700
         Berwyn, PA 19312                         Philadelphia, PA 19103
         Attention:                               Attention: Ralph J. Mauro, Esq.
                   -------------------            Facsimile: (215) 568-0140
         Facsimile:
                   -------------------

         IF TO ERICSSON:                          With a copy (that shall not constitute
                                                  notice) to:
         Ericsson Inc.                            Ericsson Inc.
         6300 Legacy Drive                        6300 Legacy Drive
         Plano, Texas 75024                       Plano, Texas 75024
         Attention: VP-AT&T and Affiliates KAM    Attention: General Counsel
         Facsimile:  (972) 583-2133               Facsimile: (972) 583-1810

Either Party may change its address by a notice given to the other Party in the manner above.

24.      ADDITIONAL TERMS

(a) Triton must not export or allow to be exported, Products or technical information to any country (or to foreign nationals of any country) except in compliance with United States laws and regulations. Triton will obtain all required government authorizations prior to undertaking such export.

(b) Triton will notify Ericsson in writing of all known hazardous materials (as defined by the applicable competent authority) and unsafe working conditions that Ericsson may encounter during the performance of Services. If Triton breaches such obligations, or Ericsson encounters a hazardous material or unsafe working condition, the presence which was previously unknown to Triton, Ericsson may discontinue the performance of the Services until all hazardous materials have been removed, or unsafe working condition remedied, at Triton's expense. Triton shall defend, indemnify and hold Ericsson harmless from any and all damages, claims, losses, liabilities and expenses, including attorney's fees, which arise out of Triton's breach of the obligation to provide written notice of all known hazardous materials and unsafe working conditions Ericsson may encounter.

(c) Ericsson may, at its discretion, implement changes in the Products, modify the drawings and specifications relating thereto, or substitute Products of more recent design; provided, however, that any such changes, modifications or substitutions, shall not materially and adversely affect performance, operation or capital or operating costs of the Systems furnished by Ericsson under this Agreement. Ericsson agrees to provide Triton with no less than 90 days notice of such Product modifications and the technical documentation related thereto (unless Triton agrees in its sole discretion to a shorter notice period).

(d) In the event a change in the specifications or the addition of a new feature or function is mandated by governmental requirements, the Parties agree to negotiate in good faith an amendment to this Agreement to reflect any increased costs to Ericsson in providing Triton with such mandated change or addition.

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LF#TRI01-004681                                                       REVISION E
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
(e) If any provision hereof is determined to be legally unenforceable or invalid, the remaining provisions will continue in full force and effect and the Parties will substitute a provision which most closely approximates the economic effect and intent of the invalid provision.

(f) A Party shall not release any advertising or other publicity relating to this Agreement or the contents hereof without the prior written approval of the other Party.

(g) The failure by either Party at any time to require performance by the other Party, or to claim a breach of this Agreement, will not be construed as affecting any subsequent breach or right to require performance.

(j) This Agreement, each Statement of Work, and all attachments and exhibits attached hereto or thereto, each of which is hereby incorporated herein or therein, as applicable, for all purposes, constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof, and supersede all previous negotiations, proposals, commitments, writings, publications and understandings of any nature whatsoever with respect to such subject matter

(k) The following are attached hereto and incorporated herein by this reference:

                           Attachment A              Pricing
                           Attachment B              Training
                           Attachment C              Customer Support Services
                           Attachment D              Documentation
                           Attachment E              Responsibility Matrix
                           Attachment F              Project Timelines
                           Attachment G              Acceptance Testing
                           Attachment H              Sales Objects
                           Attachment I              Late Delivery Fees



IN WITNESS WHEREOF, the Parties by their duly authorized representatives have executed this Agreement.

ERICSSON INC.                           TRITON PCS EQUIPMENT COMPANY
                                        L.L.C.

                                        By:  Triton Management Company, Inc., its manager

By:    /s/ David Taber                  By:    /s/ Glen A. Robinson

Printed Name:    David Taber            Printed Name:    Glen A. Robinson

Title:    Vice President                Title:   Sr VP Technology


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
                                  ATTACHMENT A

                                     PRICING

               BASE TRANSCEIVER STATION                       DESCRIPTION                                    TRITON PRICE
                     GSM/GPRS BTS
2302 HW, SW & INST.
*DOES NOT INCLUDE BBU OR TMAs

        Micro                                               2 TRU, GPRS Capable                                  $*****

2401 HW, SW & INST.
*DOES NOT INCLUDE BBU OR TMAs
                                                            2 TRU Indoor, LAN Connectivity, GPRS Capable         $*****
        Pico

NEW 2102i COMPACT OUTDOOR CDU-A OR CDU-C WITH 1 HOUR
BBU HW, SW & INST.
*DOES NOT INCLUDE TMAs

        Compact 1 Sector (1)                                 1 Cabinet / 1 TRU, GPRS Capable                     $*****

        Compact 2 Sector (1, 1)                              1 Cabinet / 2 TRUs, GPRS Capable                    $*****

        Compact 3 Sector (1, 1, 1)                           1 Cabinet / 3 TRUs, GPRS Capable                    $*****

NEW 2202i COMPACT INDOOR CDU-A OR CDU-C HW, SW & INST.
*DOES NOT INCLUDE TMAs

        Compact 1 Sector (1)                                 1 Cabinet / 1 TRU, GPRS Capable                     $*****

        Compact 2 Sector (1, 1)                              1 Cabinet / 2 TRUs, GPRS Capable                    $*****

        Compact 3 Sector (1, 1, 1)                           1 Cabinet / 3 TRUs, GPRS Capable                    $*****


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LF#TRI01-004681                                                       REVISION E
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     ***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

               BASE TRANSCEIVER STATION                       DESCRIPTION                                    TRITON PRICE
                     GSM/GPRS BTS
BTS EXPANSION COMPONENTS

        TMA HW Only                                          Narrowband                                          $*****

        TMA HW Only                                          Full Band                                           $*****

        GSM 1900 TRU HW & SW                                 1 TRU, GPRS Capable                                 $*****

        GSM 1900 TRU Installation                                                                                $*****

        Replacement CDU-C HW & Inst.                         Per Sector                                          $*****

        Indoor 1 Hour Battery Backup HW & Inst.              Per BTS Cabinet                                     $*****

2206 STANDARD CAPACITY INDOOR CDU-G HW, SW & INST.
*DOES NOT INCLUDE TMA

        Standard 3 Sector (2, 2, 2)                          1 Cabinet / 3 Double TRUs                           $*****

2106 STANDARD CAPACITY OUTDOOR CDU-G  WITH 1 HOUR BBU
HW, SW & INST.

*DOES NOT INCLUDE TMA's

        Standard 3 Sector (2, 2, 2)                          1 Cabinet / 3 Double TRUs                           $*****

RBS 2206/2106 BTS EXPANSION COMPONENTS

        TMA HW                                               Narrowband                                          $*****

        TMA HW                                               Full Band                                           $*****

        1900 Double TRU HW & SW                              2 TRU Capacity, GPRS Capable                        $*****

        1900 Double TRU Installation                                                                             $*****

        Replacement CDU-G HW & Inst.                         Per Sector                                          $*****

        Indoor 1 Hour Battery Backup HW & Inst.              Per BTS Cabinet                                     $*****

--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
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     ***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

               BASE STATION CONTROLLER                      DESCRIPTION                                               TRITON PRICE
                       BSC / RNC
BSC/TRC R8 - ERLANG VALUES ARE BASED ON THE
ERICSSON STANDARD TRAFFIC PROFILE
*DOES NOT INCLUDE POWER OR SPARES

        Sales Object 1 HW, SW & Inst.                    *****                                                            $*****
        Sales Object 1 expansion HW & Inst.              Additional equipment needed to equal Sales Object 2              $*****

        Sales Object 2 HW, SW & Inst.                    *****                                                            $*****
        Sales Object 2 expansion HW & Inst.              Additional equipment needed to equal Sales Object 3              $*****

        Sales Object 3 HW, SW & Inst.                    *****                                                            $*****
                                                         *****
        Sales Object 3 expansion HW, SW & Inst.          Additional equipment needed to equal Sales Object 4              $*****

        Sales Object 4 HW, SW & Inst.                    *****                                                            $*****
                                                         *****
NOTE: SALES OBJECTS 1&2 CAN EXPAND BY ONE ERLANG
SALES OBJECT

        Sales Object 1 - Erlang Exp. HW, SW & Inst.                                                                       $*****

REMOTE BSCs - R8

*DOES NOT INCLUDE POWER OR SPARES

        Sales Object 1 HW, SW & Inst.                   *****                                                             $*****

        Sales Object 1 expansion HW & Inst.             Additional equipment needed to equal Sales Object 2               $*****

        Sales Object 2 HW, SW & Inst.                   *****                                                             $*****

        Sales Object 2 expansion HW, SW & Inst.         Additional equipment needed to equal Sales Object 3               $*****

        Sales Object 3 HW, SW & Inst.                   *****                                                             $*****


GPRS FOR BSCs

*DOES NOT INCLUDE POWER OR SPARES

        Sales Object 1 HW, SW & Inst.                   *****                                                             $*****
                                                        *****

        Sales Object 2 HW, SW & Inst.                   *****                                                             $*****
                                                        *****

        Sales Object 3 HW, SW & Inst.                   *****                                                             $*****

--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 21 of 73

     ***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

               BASE STATION CONTROLLER                       DESCRIPTION                                     TRITON PRICE
                       BSC / RNC
RADIO NETWORK CONTROLLER (RNC) FOR UMTS

*DOES NOT INCLUDE POWER OR SPARES

        Sales Object 1 RNC Type C HW, SW & Inst.             Supports up to ***** UMTS BTSs                         $*****

        Sales Object 2 RNC Type F HW, SW & Inst.             Supports up to ***** UMTS BTSs                         $*****

        Sales Object 3 RNC Type I HW, SW & Inst.             Supports up to ***** UMTS BTSs                         $*****

        Additional RBC T1 Interface Connections              8 T1 Ports                                             $*****

        212 30 Additional 512 MW Memory Boards                                                                      $*****

        Additional PC Equipment                                                                                     $*****

                MOBILE SWITCHING CENTER                                         DESCRIPTION                      TRITON PRICE
                          MSC
MOBILE SWITCHING CENTER (MSC/VLR) - R8
*CONFIGURATIONS DO NOT CONTAIN SPARES OR
IMPLEMENTATION
        Sales Object 1 - New HW/SW Inst.                    *****                                                    $*****

        Sales Object 1 expansion HW/SW/Inst.                Additional equipment needed to equal Sales Object 2      $*****

        Sales Object 2 - New HW/SW/Inst.                    *****                                                    $*****

        Sales Object 2 expansion HW/SW/Inst.                Additional equipment needed to equal Sales Object 3      $*****

        Sales Object 3 - New HW/SW/Inst.                    *****                                                    $*****

        Sales Object 3 expansion HW/SW/Inst.                Additional equipment needed to equal Sales Object 4      $*****

        Sales Object 4 - New HW/SW/Inst.                    *****                                                    $*****

        Sales Object 4 expansion HW/SW/Inst.                Additional equipment needed to equal Sales Object 5       *****

        Sales Object 5 - New HW/SW/Inst.                    *****                                                     *****


MSC NON-STANDARD EXPANSIONS, SPARES NOT INCLUDED

        4 Additional DTI Boards                             *****                                                    $*****

        Signaling Cabinet HW                                *****                                                    $*****



--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 22 of 73

     ***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                MOBILE SWITCHING CENTER                   DESCRIPTION                                            TRITON PRICE
                          MSC
UMSC/VLR SERVER

        SALES OBJECT 1 - NEW HW/SW/INST.                     *****                                                  $*****

        SALES OBJECT 2 - NEW HW/SW/INST.                     *****                                                  $*****

MGW FOR CSS AND PSS

        SALES OBJECT 1 - NEW HW/SW/INST.                     *****                                                  $*****

     SALES OBJECT 2 - NEW HW/SW/INST.                        *****                                                  $*****

        SALES OBJECT 3 - NEW HW/SW/INST.                     *****                                                  $*****

        SALES OBJECT 4 - NEW HW/SW/INST.                     *****                                                  $*****

                         GPRS                             DESCRIPTION                                            TRITON PRICE

GPRS HARDWARE

NEW GPRS HARDWARE REQUIRED FOR THE SGSN/GGSN LOGICAL

NODES

        Sales Object 1 - HWSW/Inst. GSN 1.0              Used for SGSN and GGSN Logical Nodes                       $*****

        Sales Object 1 - HW/SW/Inst. GSN 2.0             Used for SGSN and GGSN Logical Nodes                       $*****

        Sales Object 1 - HW/SW/Inst. GSN 3.0             Used for SGSN and GGSN Logical Nodes                       $*****

        Sales Object 2 - HW/SW/Inst. GSN 4.0             Used for SGSN and GGSN Logical Nodes                       $*****

PSS SERVER

        Sales Object 1 - HW /SW/Installation GSN 5.0         PSS Server for SGSN                                    $*****

GPRS SOFTWARE

        RTU Price PSS Capacity                               *****                                                  *****

        BNSI Mgr./OSS (GSN/MSC/BSC)                          *****                                                  $*****

--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 23 of 73

     ***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                HOME LOCATION REGISTER                                          DESCRIPTION                         TRITON PRICE
                          HLR
HLR - R8

        Sales Object 1 - 512 MW Supporting up to                                                                    $*****
        ***** Subscribers

        Sales Object 2 - 1024 MW Supporting up to                                                                   $*****
        ***** Subscribers

        Sales Object 1 - Software Supporting *****                                                                  $*****
        Subscribers

        Extension 1 HW/SW and installation                   DSOA or V.35                                           $*****

        Extension 2 HW/SW and installation                   ***** memory extension                                 $*****

               OPERATION SUPPORT SYSTEM                                         DESCRIPTION                        TRITON PRICE
                          OSS
OPERATION SUPPORT SYSTEM (OSS) HW - R8

*OSS SOFTWARE INCLUDED IN THE TRU PRICE

        OSS High End Server - HW & Inst.                     Enterprise 5500 including 1 workstation and 1 printer  $*****

        Additional Sun ultra Workstation plus monitor                                                               $*****

        HP Laserjet Printer                                                                                         $*****

                 SERVICE ORDER GATEWAY                                          DESCRIPTION                         TRITON PRICE
                          SOG
SERVICE ORDER GATEWAY (SOG) HW-R8

        Sales Object 1 - SOG Server 3500 HW/SW/Inst.                                                                $*****

        Sales Object 2 - SOG Sun Ultra 10 Workstation                                                               $*****

        Sales Object 3 - HP Laserjet Printer                                                                        $*****

SERVICE ORDERGATEWAY (SOG) SW-R8

                                                         SOG New Sales Application Fee per SOG                      $*****

                                                         SOG New Sales Application Fee *****                        $*****

--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 24 of 73

     ***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                     BILLING GATEWAY                                            DESCRIPTION                        TRITON PRICE
                           BGw
BILLING GATEWAY (BGw) HW-R8

        Sales Object 1 - BGw Server 3500 HW/SW/Inst.                                                                $*****
Per Network

        Sales Object 2 - Additional BGw Sun Ultra 10                                                                $*****
Workstation

        Sales Object 3 - HP Laserjet Printer                                                                        $*****

BILLING GATEWAY (BGw) SW-R8

                                                                BGw New Sales Application Fee per BGw               $*****

                                                                BGw New Sales Application Fee *****                 $*****

                       SPARES HW                                                DESCRIPTION                         TRITON PRICE
NODE SPARE PACKAGES PER UNIT

        BSC / TRC                                                                                                   $*****

        Remote BSC                                                                                                  $*****

        RNC                                                                                                         TBD

        BTS Spares Package                                                                                          $*****

--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 25 of 73

     ***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                           POWER                                                DESCRIPTION                         TRITON PRICE
        PDC Cabinet HW/Inst.                                     Per Node                                           $*****

        BSC / RNC / HLR / GSN Power Model HW& Inst.              Per Node                                           $*****

        MSC Power Model                                          Per Node                                           $*****

                  PREPAID SYSTEM 3.1                                            DESCRIPTION                         TRITON PRICE
                          PPS
        2G Startup Fee for HW and SW and installation                                                               $*****

        Initial PPS RTU Fee                                                                                         $*****

        Yearly SW Upgrade Fee                                                                                       $*****

        UMTS Startup Fee for HW and SW                                                                              $*****

        Per Subscriber Quarterly Fee                                                                                $*****

        Discount table based on number of PPS subs           0 - 149,999                                               *****%
                                                             150,000 - 499,999                                         *****%
                                                             500,000 - 999,999                                         *****%
                                                             1,000,000 - 1,499,999                                     *****%
                                                             1,500,000 - 2,499,999                                     *****%
                                                             2,500,000 - and up                                        *****%

--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 26 of 73

     ***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

               BASE TRANSCEIVER STATION                                         DESCRIPTION                         TRITON PRICE
                       EDGE BTS
2308 HW, SW, INST. - DOES NOT INCLUDE BBU
        Micro                                                2 TRU GPRS Capable                                     $*****

2408 HW,SW, INST. - DOES NOT INCLUDE BBU
        Pico                                                 2 TRU Indoor, LAN connectivity, GPRS Capable           $*****

NEW 2102i COMPACT OUTDOOR CDU-A OR C WITH 1 HOUR BBU
HW, SW, INST.
DOES NOT INCLUDE TMAs

        Compact 1 sector (1)                                 1 Cabinet / 1 TRU, GPRS Capable                        $*****

        Compact 2 sector (1, 1)                              1 Cabinet / 2 TRUs, GPRS Capable                       $*****

        Compact 3 sector (1, 1, 1)                           1 Cabinet / 3 TRUs, GPRS Capable                       $*****

NEW 2202i COMPACT INDOOR CDU-A OR C HW, SW, INST.
DOES NOT INCLUDE TMAs
        Compact 1 sector (1)                                 1 Cabinet / 1 TRU, GPRS Capable                        $*****

        Compact 2 sector (1, 1)                              1 Cabinet / 2 TRUs, GPRS Capable                       $*****

        Compact 3 sector (1, 1, 1)                           1 Cabinet / 3 TRUs, GPRS Capable                       $*****

--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 27 of 73

     ***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                    BASE TRANSCEIVER STATION                                    DESCRIPTION                         TRITON PRICE
                            EDGE BTS
RBS 2102 AND 2202 BTS EXPANSION COMPONENTS

        TMA HW Only                                                   Narrowband                                    $*****

        TMA HW Only                                                   Full Band                                     $*****

        EDGE 1900 TRU HW & SW                                         1 TRU, GPRS Capable                           $*****

        EDGE 1900 TRU Installation                                                                                  $*****

Replacement CDU-C HW & Inst.                                      Per Sector                                        $*****

        Indoor 1 Hour Battery Backup HW & Inst.                       Per BTS Cabinet                               $*****

2206 STANDARD CAPACITY INDOOR CDU-G HW,SW & INST
DOES NOT INCLUDE TMAs

        Standard 3 Sector (2, 2, 2)                                   1 Cabinet / 3 Double TRUs                     $*****

2106 STANDARD CAPACITY OUTDOOR CDU-G HW,SW & INST.
DOES NOT INCLUDE TMAs

        Standard 3 Sector (2, 2, 2)                                   1 Cabinet / 3 Double TRUs                     $*****

RBS 2106/2206 BTS EXPANSION COMPONENTS

        TMA HW Only                                                   Narrowband                                    $*****

        TMA HW Only                                                   Full Band                                     $*****

        EDGE 1900 Double TRU HW & SW                                  2 TRU Capacity, GPRS Capable                  $*****

        EDGE 1900 Double TRU Installation                                                                           $*****

        Replacement CDU-G HW & Inst.                              Per Sector                                        $*****

        Indoor 1 Hour Battery Backup HW & Inst.                       Per BTS Cabinet                               $*****

--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 28 of 73

     ***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

               BASE TRANSCEIVER STATION                                         DESCRIPTION                         TRITON PRICE
                       UMTS BTS
3301 HW, SW & INST.

        1 Sector Micro                                       *****                                                  $*****

NEW 3101 UMTS OUTDOOR WITH 1 HOUR BBU HW, SW & INST.
DOES NOT INCLUDE TMAs

        UMTS PAS Macro with one MCPA
                                                             *****                                                  $*****
NEW 3202 UMTS INDOOR HW, SW & INST.
DOES NOT INCLUDE TMAs

        UMTS PAS Macro with one MCPA
                                                             *****                                                  *****
UMTS BTS EXPANSION COMPONENTS

        Indoor 1 hour BBU HW & Inst.                         *****                                                  $*****

        TMA HW Only                                          *****                                                  $*****

        MCPA HW Upgrade & Inst.                              *****                                                  $*****

        UMTS W-TRU HW & Inst.                                *****                                                  $*****
                                                             *****

        RBS 3501 Mini outdoor HW & Inst.                     *****                                                  $*****
                                                             *****

        Remote Unit HW Only                                  *****                                                  $*****

        Channel Element Kit HW,SW & Inst.                    *****                                                  $*****

--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 29 of 73

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     Confidential treatment has been requested with respect to the omitted portions.

                                                          COURSE                       MIN      MAX      LENGTH    PRICE PER
TRAINING COURSES                                          NUMBER               CU'S   ATTEND   ATTEND     DAYS     STUDENT
-----------------------------------------------------------------------------------------------------------------------------
NETWORK ADMINISTRATOR
GSM OSS R8.1 Operation                                    LZU 108 5144          28      4        8          5          $*****
GSM OSS R8.1 System Administration                        LZU 108 5298          40      4        8         10           *****
GSM BSC Operation & Maintenance                           LZU 108 625           50      6        10         5           *****
AXS in XM Operation Course                                LZU 115 113           30      6        12         2           *****
GSM OSS Application Handling                              LZU 115 137           75      6        12         5           *****
GSM OSS Delta, R8.1                                       LZU 108 5034          10      8        20         1           *****
OSS Fault & Exchange Management                           LZU 108 4626          75      6        12         5           *****
OSS Using the Fault Mgmt Expert Tool                      LZU 115 114           45      6        12         3           *****
OSS Using the Operations Procedure Support                LZU 108 5149          45      6        12         3           *****
TDMA/GSM OSS DIFFERENCES                                  LZU 108 5638          20      4        16         2           *****
GSM OSS Overview                                          LZU 108 3276          10      12       24         1           *****

SWITCH TECH/ENGINEER

TDMA/GSM Overview Delta                                   LZU 108 5639          20      6        16         2          $*****
RBS2000 Basics                                            LZU 108 3241          10      12       24         1           *****
TDMA/GSM Switch & IOG O & M Delta                         LZU 108 5641          70      4        8          5           *****
AXE10 Survey                                              LZU 108 775           50      6        12         5           *****
AXE IOG 20 Operations & Maintenance                       LZU 108 4667          70      4        8          5           *****
AXE IOG 20 Operations & Maintenance Differences           LZU 108 4609          20      4        8          3           *****
BSS Integration for Operations                            LZU 108 870           50      6        12         5           *****
BYB 501 Hardware Workshop                                 LZU 108 4679          50      4        12         3           *****
GSM AXE 10 Operation & Maintenance                        LZU 108 3354          150     4        8         15           *****
GSM BSC Operation & Maintenance                           LZU 108 625           50      6        10         5           *****
GSM BSS Integration for Field Maintenance                 LZU 108 871           50      6        12         5           *****
GSM Cell Planning Overview                                LZU 108 3267          10      12       16         1           *****
GSM Cell Planning Principles                              LZU 108 3273          48      12       16         4           *****
GSM Cell Planning Workshop                                LZU 108 3287          100     8        12        10           *****
GSM Data Translations                                     LZU 108 3358          100     4        8         10           *****
GSM Mobile Charging Operation                             LZU 108 3271          30      4        8          3           *****
GSM MSC/VLR/HLR Operation                                 LZU 108 623           50      6        10         5           *****
GSM Statistics Handling                                   LZU 108 3274          36      6        12         3           *****
GSM System Survey                                         LZU 108 3298          28      16       24         4           *****
Introduction to AXE                                       LZU 103 506           14      10       24         2           *****
Signaling System #7 (SS7) Operations                      LZU 108 3327          40      4        8          4           *****
SS7 Overview                                              LZU 108 3316          10      8        24         1           *****

FIELD/BTS TECH

GSM RBS 2000 Basics                                       LZU 108 3241          10      12       24         1          $*****
GSM RBS 2000 Maintenance                                  LZU 108 874           48      6        12         4           *****
GSM RBS 2000 Installation                                 LZU 108 3959          50      4        8          5           *****
GSM RBS OMT Workshop                                      LZU 108 4539          15      4        8          1           *****
GSM RBS 2206 MAINTENANCE DELTA                            LZU 108 2042          20      4        8          2           *****
GSM RBS 2206 INSTALLATION DELTA                           LZU 108 5696          10      6        10         1           *****
GSM RBS 2206 TEST & INTEGRATION DELTA                     EEE 00096             10      6        10         1           *****

--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 30 of 73

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     Confidential treatment has been requested with respect to the omitted portions.

RF ENGINEER

TDMA/GSM Cell Planning                                    LZU 108 5642          21      8        16         3          $*****
TDMA/GSM RF Field Engineering Delta                       LZU 108 5643          14      8        16         2           *****

MULTI-MEDIA COURSES

GSM System Survey - MBL                                   LZU 108 4513          28                       10 hrs.       $*****
BSC Survey - MBL                                          LZUU BB 108 141        6                       4 hours        *****
MSC Survey - MBL                                          LZUU BB 108 140        6                       4 hours        *****
GPRS System Overview (WBL)                                LZU 108 3944           6                      3.5 hours       *****
AXE 10 Basic Methods of Operation - MBL                   LZU 103 510/1                                 12 hours        *****
AXE Introduction to Translations - MBL                    LZU 103 513                                   10 hours        *****
AXE 10 Operation & Maintenance - MBL                      LZU 108 240                                    30 days        *****
SS7 Signalling Overview                                   LZU BB 108 030                                10 hours        *****
SS7 Signalling Fundamentals                               LZU BB 108 031                                10 hours        *****

GPRS TRAINING

GPRS BSS Operation                                        LZU 108 3953          15      4        8          1          $*****
GPRS CSS Operation                                        LZU 108 3954          15      4        8          1           *****
GPRS Support Node (GSN) Basic Operation                   LZU 108 2026          30      4        8          2           *****
GPRS Support Node (GSN) Configuration                     LZU 108 3945          75      4        8          5           *****
GPRS Support Node (GSN) Fault Management                  LZU 108 2027          30      4        8          2           *****
GPRS Support Node (GSN) Hardware Maintenance              LZU 108 2028          15      4        8          1           *****
GPRS Support Node (GSN) Networking                        LZU 108 2034          75      8        16         3           *****
GPRS Support Node (GSN) Performance Measurement           LZU 108 2033          30      4        8          2           *****
GPRS Support Node (GSN) Software Management               LZU 108 2030          30      1        2          1           *****
GPRS Support Node (GSN) System Administration             LZU 108 3957          15      4        8          1           *****

NOTE: The prices for the training courses listed above are valid through December 31, 2001 and will be subject to change thereafter.

--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 31 of 73

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     portions.

FEES FOR CUSTOMER SUPPORT SERVICES

         SYSTEM SUPPORT FEE:

         GSM/GPRS/EDGE

              *****                                                     $*****
              *****                                                     $*****

         UMTS

              *****                                                     $*****
              *****                                                     $*****

         HARDWARE SUPPORT FEE:

         GSM/GPRS/EDGE

              *****                                                     $*****
              *****                                                     $*****

         UMTS

              *****                                                     $*****
              *****                                                     $*****

--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 32 of 73

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     portions.

                                 ATTACHMENT A-1

                                 INCLUDED ITEMS

- Initial ***** of customer support services (as set forth in Sections 1 and 2 of Attachment C).

-        Project Management of Ericsson's activities.

-        Freight.

- System engineering and integration of Ericsson Products with the applicable network switching system in accordance with the applicable standard GSM interface specifications.

- All basic and optional GPRS, MSC, BTS, OSS and BSC software features (including without limitation all the commercially available software features in GSM R8 and R9) required for a working 3G system (Note 1).

- Dimensioning, installation, data transcript preparation, integration, testing and commissioning for all nodes provided by Ericsson as indicated in the statement of work.

-        MSC and BSC software required for regulatory compliance.

- Basic RF design activities prior to commercial launch of the applicable market.

- RF testing (including drive testing) prior to commercial launch of the applicable market.

- Initial RF fine tuning (i.e., network optimization) prior to commercial launch of the applicable market.

- Market launch cutover coordinating prior to commercial launch of the applicable market.

-        Handling and removal of all debris created by Ericsson.

NOTE 1: The Products and Services listed in Attachment A include what are required to implement a working 3G system (except the items listed in Attachment A-2). The Products and Services listed in Attachment A-1 are included in a working 3G system to be purchased by Triton from Ericsson under this Agreement, at no additional charge to Triton. As used in this Agreement, a "working 3G system" means a system comprised of the following:

         (a) a base station system capable of (i) basic processing of GSM/GPRS/EDGE/UMTS (voice and data) call, and (ii) interfacing with the applicable network switching system in accordance with the applicable standard GSM interface specifications;

         (b) a network switching system and ancillary nodes (HLR, SOG/BGW), capable of (i) basic call processing of GSM/GPRS/EDGE/UMTS voice and data traffic, (ii) traffic routing or switching between public networks and the base station system, and (iii) interfacing with other open platforms in order to provide value-added end-user services, including without limitation voice mail systems, short message systems, WAP gateways, and Prepaid or other IN servers; and

         (c) an element management system capable of operating, administrating and managing the base station system described in clause (a) above and the network switching system described in clause (b) above.



--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 33 of 73

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filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 ATTACHMENT A-2

                         EXCLUDED EQUIPMENT AND SERVICES

1.       Equipment Excluded:

-        Adaptive Antenna Base stations.

-        BSC/RNS/RNC power/batteries.

-        Memory expansions.

-        BTS site preparation such as Power and T1 availability.

-        Shelters for indoor BTS.

-        BTS Indoor Batteries. BTS 2102 Outdoor Batteries past 1 hour

- Upgrading a site from a high power radio to a low power radio or vice versa.

- BTS outdoor shelters, DSX, towers, antennas, feeders, air conditioning, cooling at BTS and Node sites, etc.

- 3rd party vendor equipment (i.e., enclosures, transmission, towers, antennas, feeders, air conditioning, cooling at BTS and Node sites, etc.).

- Expansion of sites that requires relocation of existing TDMA/AMPs/GSM equipment.

-        GSM pro.

-        GSM On-The-Net.

-        TEMS test mobiles.

-        Mobility Gateway.

-        IN and other Service Network nodes.

-        Additional hardware that may be required for regulatory compliance.

- Non BSS equipment, such as power backup generators, backbone equipment (e.g., routers, ATM, modems), and transmission equipment (e.g., X.25 and DXC hardware).

-        Software features beyond those required for a working 3G system.


2.       Services Excluded:

-        Frequency planning beyond initial RF design.

-        System Re-Homing and Border Testing.

-        Site acquisition, civil construction, zoning.

-        Site facilities management.

-        Telecom Management Solution/Network Management System.

-        Network engineering services.

-        Network Performance Improvement.

- Installation of BSC\BTS power and batteries beyond standard Ericsson configurations.

- Multiple BTS site visits (i.e. incurred as a result of incomplete BTS site preparedness or due to circumstances within the control of Triton that prevents Ericsson Technicians from completing the work activity).

- Unforecasted activity (i.e. engineering and installation of Products due to special events, unforecasted growth and expansion activity).

- Cell site or BSC/RNC trunk grooming (i.e. services associated with the regrooming efforts required to efficiently utilize T1 spans to accommodate growth at a site).

--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
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
- Cell or BSC/RNC site cleanup (i.e. site cleanup as required in order to facilitate installation or audit activity, or meet local safety guidelines and requirements. Site cleanup may include such activities as collection and removal of trash, minor redressing and removal of cabling).

- Equipment movement (i.e. temporary or permanent relocation of Ericsson or non-Ericsson equipment).

- Operation and Maintenance (i.e. fault isolation, testing, and spares replacement of Ericsson or 3rd party equipment).

-        BTS retunes.

- BTS rehomes including DT preparation - rehoming activity other than that activity specifically required by Ericsson to manage processor loading on the BSC.

-        Sectorization of BTS sites from Omni or 2 sector to a 3 sector.

- Upgrading a site from a high power radio to a low power radio or vice versa.

-        Regular TRU to High Capacity TRU upgrade.

-        Purchase of 3rd party equipment for use in non-Ericsson SCCS sites.

-        Re-assign frequencies etc. including Data Transcript preparation.

- Customer Support Services (as set forth in Sections 1 and 2 of Attachment C) after the *****.

-        Ericsson Educational Service.

-        Installation (unless specifically included in Attachment A).

-        Modifications to existing TDMA sites

-        Items identified as Triton responsibilities in Attachment E.


--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
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***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 ATTACHMENT A-3

                               HIGH LEVEL ROADMAP

HIGH LEVEL ROADMAP FOA *****


                                     R8.0                    R9.0    R9.1 Early   R9.1              R9.2             R10.0
Object                               2001Q1  2001Q2  2001Q3  2001Q4  2002Q1       2002Q2   2002Q3   2002Q4  2003Q1   2003H1   2003H2

GSM/GPRS
   RBS 2202 (Indoor Macro)
   RBS 2102 (Outdoor Macro)
   RBS 2302 (Micro)
   RBS 2401 (Pico)
   RBS 2206
   RBS 2106
   BSS GPRS HW (PCU)
   BSS R8.0 SW (OSS R8.1)
   BSS R9.0 SW (OSS R8.2)
   BSS R9.1 SW (OSS R9.0)


EDGE
   dTRU HW
   sTRU HW
   RBS 2308 (Micro)
   RBS 2408 (Pico)
   EDGE Software (BSS R9.1,OSS R9.0)


UMTS
   RBS 3101 (Outdoor Macro)
   RBS 3202 (Indoor Macro)
   RBS 3301 (Micro)
   RBS 3501 (outdoor Mini)
   wTRU
   UMTS SW
   BSS R10.0 SW


MSC
   MSC R8
   APZ 212 33
   AXE 810 MSC
   CGSN
   WPP GGSN
   WPP SGSN
   MSC Server
   Cello MGW
   Cello MGW - IP Transport
   Enhanced MSC Server
   Split Architecture MGW-SGSN


This Roadmap reflects current product implementation expectations as of 1 July 2001.


--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
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***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  ATTACHMENT B

                                    TRAINING

COMPETENCE DEVELOPMENT SERVICES

Ericsson will make available to Triton the professional competence development services relating to the TDMA to GSM conversion.

There are five categories of Competence Development Services:

-        Competence Development Consulting

-        Product Training

-        Certification

-        Knowledge Step

-        Online Services

It is important for Ericsson to receive timely and accurate forecasts for Competence Development Services from Triton for every market in order to provide quality services. These forecasts should include all Competence Development Services. The forecasts should be submitted by each market to the local Account Manager.

COMPETENCE DEVELOPMENT & CONSULTANT SERVICES

In order to meet Triton's business requirements, Ericsson will facilitate immediate dividends through employee competence development services by:

- Linking the human performance and business components to achieve business objectives

-        Increasing Triton's ability to meet market demands

- Supporting Triton's goals to achieve consistency and quality throughout the organization

- Customized delivery of existing course materials for Triton is a service that may be provided by Ericsson.

-        Additional development required to meet specific needs are available.
         Development hours are estimated based on the scope of work requested.

This will be accomplished through the following portfolio of services:

-        Goals and Objectives Meeting

-        Job Analysis

-        Training Needs Assessment

-        Task Analysis

-        Structured On-the-Job Training Programs

-        Skills Assessment

-        Comprehensive Certification Programs

These competence development and consultant services are available for the technical staff positions and Business Professionals such as Sales/Marketing, Project Managers, etc. regardless of vendor products.


--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 37 of 73

PRODUCT TRAINING

- Ericsson will deliver standard course materials at prices specified in Attachment A. A standard course is defined as any course listed in the Ericsson Education Services course catalog. The price to deliver any new course material or customized training will be negotiated in good faith and mutually agreed in writing by the Parties.

- If Triton requests training at a site other than Ericsson's training facilities, Ericsson can deliver the proposed courses at the site designated by Triton; provided the facilities at such designated site have enough resources to allow for required hands-on exercises. Courses that require interface to Triton's network must be completed before the network is running live traffic. Ericsson can provide equipment for hands-on exercises (i.e, Switch on Wheels) for additional fee.

- For Triton-site training, Triton will be responsible for non-tuition costs incurred. Non-tuition fees include instructors' actual travel, living costs, and setup fees in addition to the tuition charges. A cost per class day will be charged to Triton to cover instructor travel and living costs. Additional setup fees are determined by the course(s) requested for Triton-site delivery. If Triton chooses to establish its own training lab, Ericsson can provide assistance with the initial set-up on an as quoted basis. An estimate of the expenses will be provided prior to the class for Triton's approval.

- Cancellations for individual trainees made ten (10) or more business days prior to the class start will be accepted without any penalty. Cancellations made less than ten (10) business days prior to the class start date, as well as no-shows, will be charged the full price of the training.

- Classes arranged specifically for Triton must be canceled one (1) month prior to scheduled start date to avoid cancellation charges.

- The tuition for each student attending an instructor led class is based on the number of competence units (CUs) multiplied by the rate per CU, which will apply for all TDMA to GSM standard training courses listed in Attachment A through calendar year 2003. Such CU rates are subject to change in calendar year 2004 and thereafter.

- If the training is held in a non-Ericsson facility, Triton will reimburse Ericsson for the actual out-of-pocket travel and travel related expenses reasonably incurred by Ericsson in connection with the provision of such training.

- Ericsson can arrange for specially scheduled classes exclusively for Triton's personnel at an Ericsson training facility ("buy-outs"). Buy-outs require the purchase of the minimum number of seats. Refer to the course descriptions for minimum numbers.


--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 38 of 73

CERTIFICATION

Ericsson Education provides a global certification program that addresses the competence needs of the emerging new telecommunications world. The paths are geared towards a horizontally layered architecture with four layers:

-        Access

-        Transmission (Connectivity, Backbone)

-        Core (Control)

-        Service (Applications)

Paths have been designed for Mobile Internet Engineers, Technicians and WAP Application Developers.

KNOWLEDGE STEP(TM)

-        This Ericsson designed program provides the customer with:

- A campaign to effectively increase the competence of many people - to high standards and in a fixed time frame

- A tested and proven concept, rolled out to thousands of Ericsson employees - with proven results

- Based on scheduled seminar sessions - training is integrated as part of your daily work with minimal loss of working hour

- Managed by Campaign Managers with groups supported by coaches every step is carefully planned so goal and objectives are met

- Motivating and inspiring - everyone learns for themselves, and everyone benefits

ONLINE SERVICES

Ericsson Education Online provides the customer with a customized learning environment in which they can access knowledge anytime. Online content is selected by the customer to contain, multimedia based learning (MBL), web based learning (WBL), streaming videos, technical articles, course schedules, and interface to an instructor on line.

-        Configuration of the service is available at a license fee

-        Content is available at a subscriber fee


REFERENCES

- The course catalog provides course descriptions and the competence unit values of each course.

-        The course catalog can be accessed via the WEB as follows:

         External address:
         http://www.ericsson.com/US/e-tec/index.shtml


--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 39 of 73

The courses listed in the course catalog at any given time represent those then currently represented in the portfolio offered by Ericsson. Additional courses are added to the curriculum regularly. Refer to the web address above for a current listing of products or contact the Account Manager for additional information.


--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 40 of 73

                                  ATTACHMENT C

                           CUSTOMER SUPPORT SERVICES

During the initial ***** period following Triton's acceptance of a System, Ericsson will provide Triton with the customer support services described in this Attachment C, *****. Upon expiration of such initial ***** period, Triton may purchase from Ericsson, and Ericsson will provide to Triton, such customer support services for the System, at the charges set forth in Attachment A. As used in this Attachment C, "System" means Triton's GSM/GPRS/EDGE wireless communications system to the extent comprised of the Products purchased by Triton from Ericsson under this Agreement.

1.       System Support Services.

         (a) Software Updates. Ericsson will supply Triton with Software Updates. The Software Updates will contain the appropriate load file, implementation instructions, and user documentation. Ericsson will test all Software Updates on a for-Triton-appropriate System test plant. Ericsson will deploy Software Updates to an Triton designated FNI (first node implementation) site, using remote electronic technology (when said technology is available for that system). Deployment of Software Updates to remaining Triton sites is Triton responsibility.

         (b) Software Upgrades. Ericsson will supply Triton with Software Upgrades and Software Releases for all in-service nodes. Such Software will contain the appropriate load file, implementation instructions, and user documentation. Ericsson will test all such Software on a for-Triton-appropriate System test plant. Ericsson will deploy such Software, using remote electronic technology via OSS (when said technology is available for that system).

                  A Software Upgrade does not include any new hardware that might be required or installation of such new hardware.

         (c)      Customer Service Requests.

                  (1) Problem Report Handling. Triton will indicate a fault or a problem related to the System through a designated support center where a Customer Service Request ("CSR") will be opened. Ericsson will respond with an answer with appropriate information about the reported problem. Corrective actions, if appropriate, are delivered as System Updates. Ericsson will determine one of the following three priority levels, using the below descriptions:

--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
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  ***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                           PRIORITY DESCRIPTION TABLE

  Severity                         Description
 Emergency        Any situation that results in an unsuccessful reload/boot, cyclic restarting, no or severely limited traffic
                  handling/charging capability, or loss of operations,
                  administration or maintenance communication interfaces.

    High An unresolved fault or disturbance in the system that limits traffic, revenue/billing capability or operations, administration or maintenance communication interfaces.

   Medium An error in the system(s) with low or short duration impact on normal traffic/charging functionality.

    Low A non-service affecting fault in the application(s) or documentation or when Triton requests access to system experts for general consultation. This consultation does not have to be related to any faults in the network/network elements.


(2) Emergency Support. Ericsson will provide a year-round, twenty-four-hour-a-day emergency support service for the System nodes covered by this Attachment C. An emergency situation occurs when events such as an unsuccessful reload/boot, cyclic restarting, or no traffic/charging handled or handling capacity is severely reduced. Ericsson will, in such an emergency situation and when requested by Triton, provide Triton with emergency services consisting of telephone support and/or on-site support. All emergency situations are to be handled as Emergency CSRs.

(3) Consultation. Ericsson will assist Triton during normal working hours with non-urgent System routine queries identified by Triton's support staff and which relate to the operation and maintenance of the System. Consultation services require Triton's support staff to meet the obligations in Section 3 of this Attachment C, before requesting this service. All consultations are to be handled as Low CSRs.

(4) Performance. Ericsson will deliver CSR services under this Section 1(b) to Triton, using the following normal times and accuracy targets:

                             CSR ANSWER PERFORMANCE

                               Accuracy                           Time to
Severity     Response Time       (%)         Time to Remedy       Solution
Emergency       *****           *****%           *****             *****
   High         *****           *****%           *****
                                *****%           *****             *****
  Medium        *****           *****%           *****
                                *****%           *****             *****
   Low          *****           *****%           *****             *****

--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
G ***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                  As used in this subsection (4):

                  "RESPONSE TIME", means the period between the registration of the CSR with Ericsson and contact with Triton by a Ericsson support engineer.

                  "ACCURACY", means the percentage of CSRs that have met the above performance specifications. Ericsson is to provide Triton with monthly reports stating the accuracy level.

                  "REMEDY", means the restoration of the System to normal traffic/charging capability or the delivery of a temporary procedure(s) or action(s) that are to be replaced by a solution.

                  "SOLUTION", means the delivery of a permanent solution(s) to Triton. Corrective actions, if appropriate, are delivered as System Updates, in accordance to Ericsson's release plan.

2.       Hardware Support Services.

         (a) Description. Ericsson will, upon receipt of Triton's order for replacement of a faulty unit covered by this Attachment, replace or repair the faulty unit within a turn-around time of 21 days. Triton will maintain a decentralized spares stock of covered equipment nearby to Triton's system location.

         (b) Request for Hardware Support Services. Triton will obtain authorization for parts replacement according to the Ericsson Logistics Guide. The order number assigned and issued by Ericsson will be used as a reference number in any future correspondence regarding the order.

         (c) Shipping Routine. The faulty unit as specified in Triton's order for replacement will be shipped at Triton's cost and in packaging approved by Ericsson to the address specified in the Ericsson Logistics Guide.

         (d) Performance. The Basic Replacement delivery precision period starts upon Ericsson's receipt of the faulty unit and ends when replacement equipment is shipped from Ericsson's supply location. Basic Replacement delivery precision period is measured in calendar days.

                          HARDWARE SERVICES PERFORMANCE

       HW Service                    Time               Accuracy
    Basic Replacement                *****               *****%


                  Ericsson will provide Triton with monthly performance/activity reports.

         (e) Limitations/Exclusions. Calibration of system components, spare parts, etc., remain the responsibility of Triton, and Ericsson does not offer this as part of the Parts Replacement service. Parts sent by Triton to Ericsson for replacements, that meet the below conditions, are not included in this service. Under such situations, Triton agrees to pay Ericsson's invoice of full, list price (for part) plus shipping cost for replacement of that part.


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LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 43 of 73


***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                  The part was not used and maintained under normal conditions in accordance with the documentation, information and advice furnished by Ericsson.

                  The part was damaged from causes beyond normal wear and tear (e.g. floods, physical damage, etc.).

                  An attempt to repair the part by any party other than Ericsson has occurred.

                  Defect, non-conformity or deviation was caused by inter-working equipment not supplied under a Ericsson Acquisition agreement or any engineering or installation not carried out by Ericsson.

3. Triton Obligations. In order to allow Ericsson to provide Triton with the customer support services described in this Attachment C, Triton will perform the following with respect to the System:

         (a) carry out the recommended operation and maintenance of the System and seek to remedy all faults which can reasonably be remedied and handle problems which can reasonably be handled without expert assistance from Ericsson.

         (b) keep an operational logbook and record of faults in accordance with the instructions received in the Operations and Maintenance Manual.

         (c) provide Ericsson with regular and accurate statistical information regarding the performance of the System specified in the Operations and Maintenance Manual.

         (d) ensure its maintenance personnel are sufficient in number and have been adequately trained and are competent to carry out Triton's obligations stipulated in this Attachment C.

         (e) provide Ericsson with remote, electronic, terminal access to each node subject to mutually agreed guidelines to be included in the Procedures Manual.

         (f) appoint suitable personnel for the purpose of liaison with Ericsson relating to the Customer Support Services.

         (g) provide at no charge, Ericsson's service personnel, while at equipment site, with operating supplies and consumable items such as paper, magnetic tapes, ribbons, cards, format tapes, disk cartridges and such similar items as Triton would use during normal operation.

         (h) maintain a security back up of Triton generated data/information in the System.

         (i) keep the System upgraded within the latest two major (2) Software release levels.


--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 44 of 73

                                  ATTACHMENT D

                                  DOCUMENTATION

                                  GSM / CMS 40

The following is a list of documents associated with the Products to be provided under this Agreement. *****



PRODUCT NO                     MEDIA                        DESCRIPTION
----------                     -----                        -----------
GSM R8 - PRICE:
  $***** PER COPY


LZYU 301 4041 R1A              CD ROM           BSS - 14.4 -  ALEX Library - A, B, D


LZYU 301 4055 R1A              CD ROM           ALEX - OSS
EN/LZY 705 0001 R1A            CD ROM           ALEX - BGw
LZYU 301 4059 R1A              CD ROM           ALEX - SOG
EN/LZY 703 0001 R1A            CD ROM           R8.1 - ALEX - OSS


LZYU 301 4056 R2A              CD ROM           CSS - APZ 212 20/220 R1A - ALEX Library - A, B, D, F
LZYU 301 4061 R2A              CD ROM           CSS - APZ 212 30/53 R1A - ALEX Library - A, B, D, F
LZYU 301 4057 R2A              CD ROM           CSS - ALEX - FS
EN/LZY 717 0101 R2A            CD ROM           CSS - ALEX - H Module
LZYU 301 4060 R1A              CD ROM           CSS - Plexview E


EN/LZY 719 0001 R1A            CD ROM           BSC R8 BSS - ALEX Library - A, B, D, F
EN/LZY 719 0002 R1A            CD ROM           BSC R8 BSS - ALEX - FS
EN/LZY 719 0003 R2A            CD ROM           BSS - Plexview E


EN/LZY 717 0102 R1A            CD ROM           GSM 900/1800/1900 - Size Alteration Event Guide
EN/LZY 717 0208 R2A            CD ROM           GSM 900/1800 - CSS R8 GS102 - ALEX Library - A, B, D, F
EN/LZY 717 0210 R1A            CD ROM           GSM 900/1800 - CSS R8 GS102 - ALEX - FSS
EN/LZY 717 0211 R1A            CD ROM           GSM CSS R8.0 GS102 - APZ 212 20/121 R1/4 and
                                                                       APZ 212 20/220 R1G - Plexview E
EN/LZB 717 0200 R2A            CD ROM           GSM CSS R8.0 RS102 - ALEX Library - A, B, D, F
EN/LZB 717 0201 R1A            CD ROM           GSM CSS R8.0 RS102 - ALEX FS
EN/LZY 717 0212 R1A            CD ROM           GSM CSS R8.0 RS102 - Plexview E
EN/LZY 717 0212 R1A            CD ROM           GSM CSS R8.0 RS102 - APZ 212 20/121 R1/3 - Plexview E

EN/LZY 717 0205 R1A            CD ROM           GSM 900/1800/1900 - CSS R8 CS208 - APZ 212 20/220
                                                                      R1G - ALEX Library - A, B, D, F
EN/LZY 717 0206 R1A            CD ROM           GSM 900/1800/1900 - CSS R8 CS208 -
                                                                       APZ 212  30/53 R1G - ALEX Library - A, B, D, F
EN/LZY 717 0213 R1A            CD ROM           GSM 900/1800/1900 - CSS R8 CS208 - Plexview E


--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
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***** Certain information on this page has been omitted from this filing and
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treatment has been requested with respect to the omitted portions.

MISC DOCUMENTATION - PRICE: $***** PER COPY

LZYU 301 1101 R1A                    CD ROM          KRSWin Software V.3.2.23 (PC users)
LZBU 201 99 R1A                      paper           KRSWin User's Guide
LZYU 301 1102 R1A                    CD ROM          KRSMotif Software V.3.0.7 (Unix users)
LZBU 201 100 R1A                     paper           KRSMotif User's Guide
LZTU 101 022                         paper           Plexview User's Guide


LZBU 118 502                         paper           Site Administration Binder
EN/LZY 708 0022 R1A                  CD ROM          ALEX - Site Administration Binder
LZB/IPAU 711 2000                    paper           C - Rationalization
LZBU 101 1812                        paper           C03 Assembly I & II
EUS/RU/ZQ 96:116                     paper           C05/C06
LZBU 118 324                         paper           G01 - Construction Technique - BYB 202
LZBU 118 666                         paper           G01 - Installation Technique - BYB 501
EN/LZY 723 0036 R1A                  CD ROM          G01 - BYB 501


LZBU 118 332                         paper           K01 - Power
LZBU 118 340                         paper           K02 - Mini Power Distribution
4/LZBU 801 028                       paper           K04 - Power - BZA 205 02
5/LZBU 801 028                       paper           K05 - EMM - BZE 201 and BZE 102
6/LZBU 801 028                       paper           K06 - Telecool Compact - BPA 107 001
7/LZBU 801 028                       paper           K07 - Inverter System - BZY 205
9/LZBU 801 028                       paper           K09 - Telecool Classic -
                                                            BZA 122 and BZV 103
                                                     K Module - BZA 122 and BZV 103
EN/LZB 135 47                        paper           Power Supply System - BZA 130 05
EN/LZB 135 49                        paper           Power Supply System - BZA 130 08


--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
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***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  ATTACHMENT E

                              RESPONSIBILITY MATRIX


Unless otherwise specifically set forth in the applicable Statement of Work, this Attachment E states the respective responsibilities of Triton and Ericsson with respect to each major task in a Project for the initial build out of an Triton market assigned by Triton to Ericsson hereunder. For avoidance of doubt, Ericsson's responsibility is contingent upon the validity of the following assumptions or the satisfaction of the following requirements, as applicable:

- Switch locations and RBS sites have adequate space for equipment to be installed.

- RBS duration does not include special delivery (i.e., cranes, helicopters, road blocking, union, security, licenses, etc.).

- MSC & BSC duration includes DC power cabinet installation and wiring to DSX.

- MSC & BSC duration does not include raised floor or overhead ironwork required at site.

-        Ericsson power plant will be required at each switch location.

-        Ericsson will complete basic call testing on day of integration.

- Triton is responsible for all zoning issues and for obtaining all necessary permits.

- All civil construction/tower work is the responsibility of Triton. This civil work will be completed prior to Ericsson commencing implementation activities.

- Triton to provide & implement their own transmission & DAXing equipment.

- Triton and Ericsson technicians will work together for interconnection between the TDMA & GSM cabinets.


--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 47 of 73

X - DENOTES ERICSSON OR TRITON BASIC RESPONSIBILITY

           TASK                                                                    TRITON      ERICSSON
100.     INITIAL PLANNING AND DESIGN


1. Prepare Market Requirement Questionnaire                                                       X
  - Plan and estimate overall number of base stations                                X
  - Define Capacity Grade of Service
  - Define existing and new site locations for each market                           X
  - Transmission Routing, Signal, Numbering, Charging, Services and
    Operations and Maintenance Plan.                                                 X
  - Prepare radio network requirements document based on Triton network
    plan.                                                                            X
                                                                                     X


2. Clarify requirements inter-related, if any, with other working
    networks.                                                                        X


3. Answer Market Requirement Questionnaire  (Database).                              X


4. Review market requirement answers and recommend changes or approve.
    Develop the "Network Information Binder" based on above information.                          X


5. Provide Triton with  "Exchange Requirement" data forms.                                        X


6.  Triton completes "Exchange Requirement" data forms and returns them
    to Ericsson for review and recommended changes.                                   X


7.  Plan and estimate the Network Element(s) required to meet market and
    exchange data criteria.                                                          X


8. Determine number of hours of reserve required for emergency  power
    (battery backup) for BSC and BTS network elements.                               X


9. Design emergency power based on item 100.8. Ericsson to supply design
     requirements to Triton.                                                                      X


110.     RADIO NETWORK DESIGN


1. Prepare forecast of demand for service and location of  demand.                   X
   - Outline desired area of coverage defined by Triton via maps or
     software.                                                                                     X
   - Show demographic information of area to be covered.                             X
   - Define coverage areas that are designated "Urban", "Suburban" and
     "Rural".                                                                        X
   - Designate estimated subscriber growth for coverage area.                        X


2. Develop coverage objectives. Prepare coverage plan to meet
   objectives:                                                                       X
   Define building coverage penetration requirement for "Urban", "Suburban"
   and "Rural".


3. Generate coverage plots based on coverage objectives defined in                               X
   110.2


4. Identify, qualify and secure real estate for exchange                             X


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LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 48 of 73

   and radio base station sites (see site selection, site lease and site construction).


5. Perform radio microwave analysis and if necessary clear frequency band. Inform Ericsson of available frequencies in relation to time
   schedule.                                                                         X


6. Document and distribute radio base station dependent data. Identify the following cell site information based on Triton coverage and capacity design requirements:
   Number of voice channels.
   Effective radiated power.                                                         X
   Antenna radiation center above ground level (AGL).                                X
   Sector/omni antenna and orientations.                                             X
   Down-tilt angle (if used).
   Frequency plan.                                                                   X
   Frequency hopping sequence (if used).                                             X
   Site name, site code and number.                                                  X
   Provide map co-ordinates of base stations.                                        X
   Create Cell Design Data (CDD) for each site.                                      X
                                                                                     X
                                                                                     X


7. Determine frequency plan based on data collected in item 110.6.                   X


8. Review and configure (i.e. rebalancing) BSS for optimum performance
   prior to initial commercial launch of the applicable market.                      X


9. Prepare FCC application of frequency use, adjacent channel use and
   obtain co-ordination approval.                                                    X


10. Review network data sheets against equipment capabilities   e.g. ERP
    not achievable. Negotiate and work out discrepancies and agree with
    vendor on the same.                                                              X


11. Design and conduct cell planning site survey e.g.:
    Define baseline for market cellsite antenna orientation.                        X
    Space for antenna system including antenna separation.                          X

    Nearby obstacles.                                                               X


12. Prepare & submit nominal Cell Plan and Frequency Plan.                          X


13. Approve the nominal cell plan                                                   X


       IMPLEMENTATION OF BTS
200.   BTS ENGINEERING                                                               X


1. Perform site survey to determine layout for site including                        X
   antenna system. Parties to agree on layout.


2. Make detailed installation design based on item 200.1.                                         X


3. Approve detailed installation design.                                             X


4. Prepare as built drawings after installation.                                                  X


210. BTS CIVIL CONSTRUCTION


1. Hire Architecture & Engineering (A/E) firm.                                       X


2. Give Ericsson's requirements to A/E firm e.g., size and weight                                 X
   of Ericsson's equipment, environmental


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LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 49 of 73

   requirements, demarcation points to be located close to base stations.

3. Obtain topographic survey of property (if tower/monopole is to
   be constructed).                                                                  X

4. A/E firm will prepare complete site drawings (A&E).                               X
   Drawings to include but not limited to showing:
   Equipment locations and details.
   Electrical panel location and details.
   Telco demarcation point and details.
   Antenna descriptions, locations and details.
   Coax locations and details.
   Concrete support pads/steel platform structures and details. If necessary: any mounting devices e.g., threaded studs required for
   Ericsson's equipment.
   Reinforcement of existing structures.
   External alarms and details.
   Grounding system and details.
   Lightning protection system and details.
   Warning lights on Tower
   Special color on Tower
   Tower/monopole/coax bridge details (for tower/monopole sites only). Fences and details (for tower/monopole sites only). Access road and details (for tower/monopole sites only). Core drilling.
   Fire protection system.
   Heating, Ventilating, Air Conditioning systems.
   Lighting systems.


5. Approve site drawings.                                                            X


6. Provide copy of A&E drawings to Ericsson.                                         X


7. Acknowledge receipt of approved A&E Drawings.                                                  X


8. Prepare and issue request for quotation for new tower or                          X
   monopole (if tower/monopole is to be constructed).


9. Select vendor for new tower or monopole and place order (if                       X
   tower/monopole is to be constructed).


10. Obtain soils report (if tower/monopole is to be constructed).                    X


11. Design foundation for tower or monopole (if tower/monopole is to                 X
    be constructed).


12. Obtain structural analysis of existing tower or monopole with                    X
    new equipment added (for existing tower/monopole sites only).


13. Order antenna support structure.                                                 X


14. Issue A&E drawings to contractors for quotes.                                    X


15. Select contractor(s)                                                             X


16. Procure and install antennas, TMAs, feeders and jumpers.                         X
    (Ericsson will provide TMAs)


17. Provide warehouse for civil construction items                                   X


18. Obtain building permit.                                                          X


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LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 50 of 73

19. Obtain zoning approval.                                                          X


20. Order commercial power.                                                          X


21. Order Telco.                                                                     X


22. Prepare construction schedule and list milestones such as                        X
    "Joint Site Inspection" date and "Site ready for Installation" date to Ericsson


23. Prepare and distribute implementation schedule for Ericsson's                                 X
    "Installation and Testing".


24. Construct site in accordance with approved A&E drawings in item                  X
    210.4. Construct tower/monopole with foundations (for tower/monopole sites only). Including TMA installation and formally confirm the readiness status to Ericsson


25. Provide security during construction.                                            X


26. Provide Ericsson with access to site during construction.                        X


27. Supervise site construction.                                                     X


28. Test systems. Testing of systems connected to this unit to be                    X
    performed after connection to hereto.
    For antenna systems: Perform Voltage Standing Wave Radio (VSWR ) and Time
    Domain Reflectometer (TDR) test for all lines and antennas. Check feeders are connected to right antennas.


29. Clean up site.                                                                   X


30. Joint Site Inspection of  civil construction and mounting base                   X
    (if any) activities.


31. Issue Civil Site Acceptance/readiness Certificate.                               X


32. Turn site over to Ericsson's installation team.                                  X


33. Provide "As Built" drawings.                                                     X


34. Issue "Site Civil Exceptions List".                                              X


35. Resolve items on "Site Civil Exceptions List".                                   X


36. Issue Certificate for completion of  "Site Civil Exceptions                      X
    List".


220.     INSTALLATION OF OUTDOOR CABINET


1.  Provide telephone line or equivalent as back-up communication                    X
    link for technicians.


2.  Provide a complete site readiness checklist for Ericsson to                      X
    start implementation activities for the cell site


3.  Provide/Ensure security during the installation phase (if                        X
    necessary)


4.  Provide crane or other necessary lifting equipment at site.                      X


5.  Provide police escort and permits required to use crane and                      X
    possible traffic control.


6.  Install and connect BTS Cabinet and Mounting Base.                                            X


7.  Label antenna jumpers. AC power and grounding pigtails to be                     X
    provided by Triton.


8.  Install the Transmission Module.                                                 X


9.  Connect the Transmission facility to the Transmission Module.                    X


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LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 51 of 73

10. Connect alarms the External Alarm Unit (EACU).                                                X


11. Connect Mounting Base cables for AC mains and transmission.                      X


12. Connect power, TX / RX jumper cables, T1 cable & power into GSM                               X
    cabinet.


13. Connect TDMA side of inter-cabinet cables  to TDMA equipment.                                 X


14. Provide transmission connection from site to MSC                                 X


15. Reintegrate TDMA site back into network                                          X


16. Provide report showing for which sites "Cabinet Installation" is                              X
    complete.


230. INSTALLATION OF INDOOR CABINET


1.  Provide telephone line or equivalent as back-up communication                    X
    link for technicians.


2.  Provide a complete site readiness checklist for Ericsson to                      X
    start the installation activities for cell site.


3.  Provide security during the installation phase (if  necessary)                   X


4.  Provide crane or other necessary lifting equipment at site if                    X
    applicable.


5.  Provide police escort and permits required to use crane and                      X
    possible traffic control.


6.  Install and connect Indoor GSM Cabinet.                                                       X

7.  Connect  DC power system, antenna system(TX/RX jumpers) and                                   X
    ground system to the Cabinet.


8.  Label Antenna jumpers.  Provide AC power and grounding pigtails                  X


9.  Install the Transmission Module.                                                 X


10. Connect the Transmission facility to the Transmission Module.                    X


11. Connect alarms to External Alarm Unit (EACU).                                                 X


12. Provide report showing for which sites "Cabinet Installation" is                              X
    complete.


240. BTS NETWORK ELEMENT TEST (GSM)


1.  Perform Test Set-up.                                                                          X


2.  Perform Main Power Test.                                                                      X


3.  Perform Internal Alarm Test                                                                   X


4.  Perform External Alarm Test.                                                                  X


5.  Load BTS Software (unless already loaded from factory).                                       X


6.  Perform test calls, 1 call per TRU.                                                           X


7.  Perform site specific inventory and status report of inventory                                X
    result.


8.  Inform Triton "Network Element Ready for Acceptance" after above                              X
    tests are satisfactory completed.


9.  Issue "Network Element Acceptance Certificate".                                               X


10. Sign "Network Element Acceptance Certificate".                                   X


11. Provide report showing which sites are ready for BTS Integration                              X
    Testing.


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LF#TRI01-004681                                                       REVISION E
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

12.   Issue "Exceptions List Report" (ELR).                                                X

13.   Resolve items on ELR.                                                                X

14.   Issue "Exceptions List Resolution Certificate".                                      X

16.   Sign "Exceptions List Resolution Certificate"                          X

300   BSC SWITCH ENGINEERING

1.    Detailed dimensioning of Network Elements:                                           X

      Input is based on the Network Information binder information.

2.    Project Manager creates a Project File in ordering system.                           X

3.    Floor plan engineering:

      Site visit by Plant Engineer.                                                        X

      When building is selected provide input for determining floorplan
      layout.                                                                              X

      Provide floorplan layout.                                                            X

      Determine site specific issues that will impact plant Engineering
      effort according to a site survey checklist.                                         X

      Approve floorplan.                                                                   X

4.    Specify engineering package for mechanics (such as floor                             X
      Dependent items FDI).

5.    Production of documents: allocation documentation, cabling                           X
      tables and address and strapping information.

6.    The C module documentation is delivered to installation crews.                       X

7.    "AS built" drawings are returned to Plant Engineering for                            X
      updating customer documentation.

8.    Provides finalized C modules documentation to Triton as part of                      X
      exchange library.

310.  DATA TRANSCRIPT

1.    Review the NI Binder and exchange requirements document.  At the       X
      discretion of Ericsson a site visit may be required to work out details in clarifying the Exchange Requirements Document

2.    Detailed dimensioning provided by switch engineering (see                            X
      section 300): Hardware allocation of switch Network Elements presented to DT.

3.    Output of Data Transcript (DT) files:  Basic hardware allocation                     X
      for BSC & BTS

4.    DT is delivered to Network Element testing department for                            X
      incorporation into the BSC switch load.

320.  CIVIL CONSTRUCTION AND SITE ACQUISITION FOR BSC SWITCH SITE

1.    Hire Architecture & Engineering (A/E) firm.                            X

2.    Provide Triton with BSC building fundamental information:                            X

      Switch floor plan layout and dimensions including power and battery.

      Switch power consumption.

      Data to determine overhead or under floor cabling

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LF#TRI01-004681                                                       REVISION E
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

      preference.

      Equipment weight to determine floor loading of potential buildings.

      Air Conditioning requirements.

      Demarcation points to be located close to Triton's equipment

3.    Select building that meets requirements in item 320.2.                 X

4.    Negotiate with building owners and sign finalized lease                X
      agreement.

5.    A/E firm will prepare complete site drawings (A&E).                    X

      Drawings to include but not limited to showing:

      Equipment locations and details.

      Electrical panel location and details.

      Talc demarcation point and details.

      Coax locations and details.

      Concrete support pads/steel platform structures and details. If necessary: any mounting devices; e.g. threaded studs required for the Ericsson's equipment.

      Reinforcement of existing structures.

      External alarms and details.

      Grounding system and details.

      Lightning protection system and details.

      Core drilling.

      Fire protection system.

      Heating, Ventilating, Air Conditioning systems.

      Lighting systems.

6.    Approve site drawings.                                                 X

7.    Provide copy of A&E drawings to Ericsson                               X

8.    Acknowledge receipt of approved A&E Drawings.                                        X

9.    Issue A&E drawings to contractors for quotes.                          X

10.   Select contractor(s)                                                   X

11.   Provide warehouse for civil construction items                         X

12.   Obtain building permit.                                                X

13.   Obtain zoning approval.                                                X

14.   Order commercial power.                                                X

15.   Order Telco.                                                           X

16.   Prepare construction schedule and list milestones such as              X
      "Joint Site Inspection" date and "Site ready for Installation" date to Ericsson

17.   Prepare and distribute implementation schedule for Ericsson's                        X
      "Installation and Testing".

18.   Construct site in accordance with approved A&E drawings in item        X
      320.5.

19.   Provide security during construction.                                  X

20.   Provide Ericsson access to site during construction.                   X

21.   Supervise site construction.                                           X

22.   Test systems.                                                          X

23.   Clean up site. It is essential that site is dust free.                 X

24.   Joint Site Inspection of Triton's civil construction for site          X             X
      layout considerations.

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LF#TRI01-004681                                                       REVISION E
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

25.   Issue Civil Site Acceptance Certificate.                               X

26.   Turn site over to Ericsson's installation team.                        X

27.   Issue "Site Civil Exceptions List".                                    X

28.   Resolve items on "Site Civil Exceptions List".                         X

29.   Issue Certificate for completion of "Site Civil Exceptions             X
      List".

330.  BSC SWITCH  INSTALLATION

1.    Provide telephone line or equivalent as back-up communication          X
      link for technicians.

2.    Provide security during the installation phase (if necessary)          X

3.    Provide transportation of equipment to site.                                         X

4.    Provide crane or other necessary lifting equipment at site(if          X
      applicable)

5.    Provide police escort and permits required to use crane and            X
      possible traffic control.

6.    Install equipment according to Ericsson's C-module documentation.                    X

7.    Install DC Power Plant including batteries per K-module.                             X

8.    Connect AC Power System                                                X

9.    Connect transmission and ground system to BSC demarcation points.                    X

340.  BSC SWITCH TESTING

1.    Provide access to building and worksites for Ericsson are              X
      designated testing staff.

2.    Prepare a checklist of what has been installed and what is left                      X
      to be installed.  ("C module" Check List, and Material Discrepancy
      Report).

3.    Software:                                                                            X

      Deliver software.

      Load software.

      Perform tests according to acceptance testing described in H - module document.

4.    Hand over access to accepted transmission system(s).                   X

5.    Inform Triton "BSC Switch Ready for Acceptance" after above                          X
      tests are satisfactory completed.

6.    Issue "BSC Switch Acceptance Certificate".                                           X

7.    Sign "BSC Switch Acceptance Certificate".                              X

8.    Issue "Exceptions List Report" (ELR).                                                X

9.    Resolve items on ELR.                                                                X

10.   Issue "Exceptions List Resolution Certificate".                                      X

11.   Sign "Exceptions List Resolution Certificate".                         X

350.  ERICSSON BSS ELEMENT MANAGEMENT TESTING (OSS)

1.    Supply hardware (OSS element manager server).                                        X

2.    Supply workstations to the respective sites.                           X

3.    Configure OSS element manager server hardware.                                       X

4.    Install NMS - OSS element manager platform on server                                 X

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

      driver.

5.    Install NMS - OSS element manager application on server hardware.                    X

6.    Pretest NMS - OSS element manager system at Ericsson's location.                     X

7.    Configure workstations.                                                X

8.    Establish communication between OSS element manager and                              X
      applicable Network Elements.

9.    Configure Network Elements for file transfer to OSS element                          X
      manager.

10.   Configure Network Elements for alarm routing.                                        X

11.   Provide Maps for OSS element manager applications.                     X

12.   Establish communications between OSS element manager server and        X
      workstations.

13.   Integrate OSS element manager server to Ericsson equipment                           X

14.   Integrate OSS element manager server to Triton Network                 X
      Management System.

15.   Inform Triton: "Network Element Ready for Acceptance" after                          X
      above tests are satisfactory completed.

16.   Issue "Network Element Acceptance Certificate".                                      X

17.   Sign "Network Element Acceptance Certificate".                         X

18.   Issue "Exceptions List Report" (ELR).                                                X

19.   Resolve items on ELR.                                                                X

20.   Issue "Exceptions List Resolution Certificate".                                      X

21.   Sign "Exceptions List Resolution Certificate".                         X

400.  INTEGRATION OF BSC SWITCH

1.    Integration/testing to be performed according to the "H" module                      X
      for BSC switch.

2.    Provide non-Ericsson MSC integration acceptance prior to               X
      Ericsson integration of BSC to non-Ericsson MSC.

3.    Provide all interconnections between MSC & BSC                         X

4.    Termination of interconnect cables on non Ericsson MSC node /          X
      Distribution frame

5.    Integration/testing of non-Ericsson MSC to Ericsson BSC will           X             X
      jointly be conducted.

6.    Inform Triton: "BSC Switch Integration Ready for Acceptance"                         X
      after above tests are satisfactory completed.

7.    Issue Certificate for BSC Switch Integration Acceptance.                             X

8.    Sign Certificate for BSC Switch Integration Acceptance.                X

9.    Issue: "Exceptions List Report" (ELR).                                               X

10.   Resolve items on ELR.                                                                X

11.   Issue "Exceptions List Resolution Certificate".                                      X

12.   Sign "Exceptions List Resolution Certificate".                         X

410.  INTEGRATION OF BTS

1.    Switch support for BTS integration in non-Ericsson MSC                 X

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

2.    Switch support for BTS integration during applicable Market                          X
      commercial launch as defined in the contract agreement.

3.    Provide & test transmission link from cell site location to the        X
      BSC & BSC to MSC

4.    Connect the BTS to the BSC.                                                          X

5.    Load frequency and other parameters into BSC prior to Network                        X
      Element acceptance.

6.    Load frequency and other parameters into BSC after Network                           X
      Element acceptance.

7.    Perform and document that the following steps are completed:                         X

      Visual installation check of cabinet, AC mains, and antennas.

      Power test including: AC control unit, each PSU, battery backup, power com loop.

      Cabinet fans are operational.

      External alarms are programmed and functional.

      Cell configuration matches channel allocation document.

         Channel number of TRU matches channel allocation document.

      MS call can be made on each time slot of each TRU, and note call voice quality.

      MS call on each sector and with each neighbor with the following pertinent combinations: A-B, B-C, C-A.

8.    Perform full integration test of Non-Ericsson provided equipment.      X

9.    Provide feedback on any RF or other cell problems, that may                          X
      affect subscriber quality or ability of site to achieve acceptance, if noticed.

10.   Provide report identifying all sites that have been integrated                       X
      and have passed all MS call test.

11.   Review test plans and approve when applicable.                         X

12.   Inform Triton per base station: "Integration Ready for                               X
      Acceptance" after above tests are satisfactory completed.

13.   Issue Certificate for Integration Acceptance per base station.                       X

14.   Sign Certificate for Integration Acceptance per base station.          X

15.   Issue: "Exceptions List Report" (ELR).                                               X

16.   Resolve items on ELR.                                                                X

17.   Issue "Exceptions List Resolution Certificate".                                      X

18.   Sign "Exceptions List Resolution Certificate".                         X

420.  MISCELLANEOUS INITIAL BUILDOUT OF MARKET ACTIVITIES

1.    Provide cutover co-ordination support for market launch on Triton      X
      responsible activities.

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

2.    Provide Cutover Coordination support for Market Launch of              X
      applicable market for Ericsson related activities

3.    As required, rehome BTSs from BSC to BSC (i.e., rebalancing) prior                   X
      to market launch.

430.  INITIAL RF FINE TUNING (I.E. NETWORK OPTIMIZATION) [OPTIONAL SERVICE]

1.    Review Channel Allocation Diagram (CAD) and compare the data           X
      against the site acceptance test results.

2.    Analyze initial traffic data produced by the network.                  X

3.    Determine sites or areas where RF parameter modifications are          X
      required.

4.    Provide mobile subscription for test mobiles                           X

5.    Verify inter-BSC data residing in non-Ericsson MSC(s)                  X

6.    Verify all global BSC data residing in non-Ericsson MSC(s)             X

7.    Verify handover from each sector to primary neighbor                   X

8.    RF team will be supplied with drivers and will drive the               X
      designated routes for each cluster until required data has been collected.

9.    Analyze raw data supplied by drive teams.                              X

10.   Determine corrections to site parameters, or to site hardware          X
      (such as antenna's to be down or up tilted, or radiated power increased or decreased).

11.   Implement antenna corrections recommended by Ericsson                  X

12.   Input DT changes, or make hardware alterations at site(s)              X
      excludes antenna systems.

13.   RF team will supply status reports as fine tuning progresses.          X

14.   Inform Triton when initial RF fine tuning is completed (provided       X
      for up to 60 days after initial commercial launch of the applicable market).

         IMPLEMENTATION AND TEST FOR GSM CORE NETWORK ELEMENTS

440.  SWITCH ENGINEERING

1.    Dimension and define switching system requirements such as power                     X
      distribution/conditioning equipment, environmental specifications, capacity concerns

2.    Provide Back-up Power Systems (rectifiers/inverters/batteries)         X
      based upon supplier recommendations, market specific
      requirements, and reserve capacity calculations

3.    Release Sales Order for Switch Equipment                                             X

4.    Floor plan engineering:

      -  Site visit by Switch Engineer.                                                    X

      -  Determine site specific issues that will impact Switch                            X

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LF#TRI01-004681                                                       REVISION E
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

         Engineering effort, according to a site survey check list.

5.    Specify engineering package for mechanics A-Pack (such as floor                      X
      dependent items (FDI)) & B-Pack (site specific cables)

6.    Production of C modules C01 and C02 documents, which contain                         X
      allocation documentation, cabling tables, and address and
      strapping information.

7.    Provide hardware engineering to  DT department                                       X

8.    The C modules are delivered to the installation crews.                               X

9.    "AS built" drawings are returned to  Switch Engineering for                          X
      updating customer documentation.

10.   Provides finalized C modules to Triton as part of exchange library.                  X

450.  DATA TRANSCRIPT

1.    MSC Exchange Requirement document:

      -  Triton completes the MSC Exchange Requirement document and          X
         provided to Ericsson by 10 business day prior to project start date for review

      -  Review exchange requirement forms. At the discretion of                           X
         Ericsson, a site visit may be required to work out details in clarifying the Exchange Requirements Document.

      -  Defining subscriber data in HLR                                     X

2.    Hardware allocation of switch network elements.  Detailed                            X
      dimensioning provided by switch engineering (see section 400).

3.    Output of Data Transcript (DT) files:

      -  Call routing, end of selection, call treatments, cell                             X
         site, size alterations, etc.

4.    DT is delivered to network element testing department for                            X
      incorporation into the switch load.

460.  CIVIL CONSTRUCTION ACTIVITIES

      Civil construction activities.                                         X

470.  MSC INSTALLATION

1.    Provide telephone line or equivalent as back-up communication link     X
      for technicians (3 lines for FAX and DSX access)

2.    Provide security during the installation phase (if necessary)          X

3.    Provide crane or other necessary lifting equipment at site             X
      (coordinated by Ericsson).

4.    Provide police escort and permits required to use crane and            X
      possible block traffic.

5.    Provide building access for installation and test personnel            X

--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 59 of 73

6.    Install switch according to C & G modules                                            X

7.    Install DC power plant including batteries per K-module.                             X

8.    Connect to customer provided DC power distribution panel,                            X
      transmission system and ground system

9.    During the implementation phase, provide and pay for repair to         X
      roads, lawns, roofs, etc., caused by possible damage or wear by crane and/or other lifting equipment and trucks.

480.  SWITCH NETWORK ELEMENT TESTING

1.    Provide access to building and worksheet for Ericsson's designated     X
      testing staff.

2.    Prepare a checklist of what has been installed and compare to                        X
      C-module Check List

3.    Deliver and load DT and RP software as applicable to scope of                        X
      project

4.    Perform Network Element tests according to H-module.                                 X

5.    Hand over access to accepted transmission system(s).                   X

6.    Inform Triton "Network Element Ready for Acceptance" after above                     X
      tests are satisfactorily completed.

7.    Issue "Network Element Acceptance Form"                                              X

7.    Sign "Network Element Acceptance Form".                                X

7.    Issue "Exceptions List Report" (ELR).                                                X

8.    Resolve items on ELR.                                                                X

9.    Sign "Exceptions List Report" (ELR).                                   X

490.  TRANSMISSION & DATA COMMUNICATIONS NETWORK

      Transmission and Data communications network to be provided by         X
      customer.

500.  TRANSMISSION ENGINEERING

      Transmission Engineering                                               X

510.  TRANSMISSION INSTALLATION

      Transmission equipment installation                                    X

520.  TRANSMISSION TESTING

      Transmission testing                                                   X

530.  TESTING DATA COMMUNICATIONS NETWORK

      Testing of Data Communications Network                                 X

      INTEGRATION & ACCEPTANCE

--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 60 of 73

540.  INTEGRATION OF ERICSSON'S MSC

1.    Integration/testing to be performed according to the latest "H"                      X
      module for the MSC

2.    Inform Triton: "Network Element Integration Ready for Acceptance"
      after above tests are satisfactory completed.                                        X

3.    Issue Certificate for Network Element Integration Acceptance                         X

4.    Sign Certificate for Network Element Integration Acceptance            X

5.    Issue: "Exceptions List Report" (ELR).                                               X

6.    Resolve items on ELR.                                                                X

7.    Issue "Exceptions List Resolution Certificate".                                      X
                                                                             X
8.    SIGN "EXCEPTIONS LIST RESOLUTION CERTIFICATE".

550.  SYSTEM DEMONSTRATION

1.    Review test object list.                                               X

2.    Issue test instructions.                                                             X

3.    Review test instructions.                                              X

4.    Perform system acceptance test in "H" module for AXE Network                         X
      Elements.

5.    Inform Triton: "System Ready for Acceptance" after above tests are                   X
      satisfactory completed.

6.    Issue System Acceptance Certificate.                                                 X

7.    Sign System Acceptance Certificate.                                    X

7.    Issue: "Exceptions List Report" (ELR).                                               X

8.    Resolve items on ELR.                                                                X

9.    Issue "Exceptions List Resolution Certificate".                                      X

10.   Sign "Exceptions List Resolution Certificate".                         X

560.  GPRS NODE ENGINEERING

1.    Dimension and define system requirements such as:                                    X
      power distribution/conditioning equipment , environmental
      specifications, capacity concerns

2.    Provide Back-up Power Systems  (rectifiers/inverters/batteries)        X
      based upon supplier recommendations, market specific
      requirements, and reserve capacity calculations

3.    Release Sales Order for GPRS Equipment                                               X

4.    Floor plan engineering:

      -  Site visit by Switch Engineer.                                                    X

      -  Assist Triton in selecting best building available.                               X

      -  When building is selected, provide input for determining
         floodplain layout.                                                                X

      -  Provide initial layout during site survey & receive customer
         sign-off                                                                          X

--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 61 of 73

      -  Determine site specific issues that will impact Switch
         Engineering effort, according to a site survey checklist.           X             X

      -  Approve final floodplain layout
                                                                             X

5.    Provide the network configuration inputs in the Ericsson suggested     X
      format.

6.    Preparing configuration data based on Triton's inputs.                               X

5.    Specify engineering package for mechanics A-Pack (such as floor                      X
      dependent items (FDI)) & B-Pack (site specific cables)

9.    "AS built" drawings are returned to Switch Engineering for                           X
      updating customer documentation.

10.   Provides finalized C modules to Triton as part of exchange library.                  X

570.  CIVIL CONSTRUCTION ACTIVITIES

      Civil construction activities.                                         X

580.  GPRS INSTALLATION

1.    Provide telephone line or equivalent as back-up communication link     X
      for technicians (3 lines for FAX and DSX access)

2.    Provide security during the installation phase (if necessary)          X

3.    Provide crane or other necessary lifting equipment at site             X
      (coordinated by Ericsson).

4.    Provide police escort and permits required to use crane and            X
      possible block traffic.

5.    Provide building access for installation and test personnel            X

6.    Install switch according to C & G modules                                            X

7.    Install DC power plant including batteries per K-module.                             X

8.    Connect to customer provided DC power distribution panel,                            X
      transmission system and ground system

9.    During the implementation phase, provide and pay for repair to         X
      roads, lawns, roofs, etc., caused by possible damage or wear by crane and/or other lifting equipment and trucks.

590.  GPRS NETWORK ELEMENT TESTING

1.    Provide access to building and worksheet for Ericsson's designated     X
      testing staff.

3.    Deliver and load software as applicable to scope of project                          X

4.    Perform Network Element tests according to H-module.                                 X

--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 62 of 73

5.    Hand over access to accepted transmission system(s).                   X

6.    Inform Triton "Network Element Ready for Acceptance" after above                     X
      tests are satisfactorily completed.

7.    Issue "Network Element Acceptance Form"                                              X

7.    Sign "Network Element Acceptance Form".                                X

7.    Issue "Exceptions List Report" (ELR).                                                X

8.    Resolve items on ELR.                                                                X

9.    Sign "Exceptions List Report" (ELR).                                   X

600.  TRANSMISSION & DATA COMMUNICATIONS NETWORK

      Transmission and Data communications network to be provided by         X
      customer.

610.  TRANSMISSION ENGINEERING

      Transmission Engineering                                               X

      INTEGRATION & ACCEPTANCE

620.  INTEGRATION OF ERICSSON'S GPRS

1.    Integration/testing to be performed according to the latest                          X
      documentation for GPRS Nodes

2.    Inform Triton: "Network Element Integration Ready for Acceptance"
      after above tests are satisfactory completed.                                        X

3.    Issue Certificate for Network Element Integration Acceptance                         X

4.    Sign Certificate for Network Element Integration Acceptance            X

4.    Issue: "Exceptions List Report" (ELR).                                               X

5.    Resolve items on ELR.                                                                X

6.    Issue "Exceptions List Resolution Certificate".                                      X

7.    Sign "Exceptions List Resolution Certificate".                         X

630.  ERICSSON BILLING GATEWAY TESTING (BGW)

1.    Supply hardware (BGW server).                                                        X

2.    Supply workstations to the respective sites.                           X

3.    Configure BGW server hardware.                                                       X

4.    Install BGW platform on server driver.                                               X

5.    Install BGW application on server hardware.                                          X

6.    Pretest BGW system at Ericsson's location.                                           X

7.    Configure workstations.                                                X

8.    Coordinate with Billing Gateway Provider                               X

9.    Establish communication between BGW and applicable Network                           X
      Elements.

11.   Establish communications between BGW server and workstations.          X

12.   Inform Triton: "Network Element Ready for Acceptance"                                X

--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 63 of 73

      after above tests are satisfactory completed.

13.   Issue "Network Element Acceptance Certificate".                        X

14.   Sign "Network Element Acceptance Certificate".

15.   Issue "Exceptions List Report" (ELR).                                                X

16.   Resolve items on ELR.                                                                X

17.   Issue "Exceptions List Resolution Certificate".                        X

18.   Sign "Exceptions List Resolution Certificate".                         X

640.  ERICSSON SERVICE ORDER GATEWAY (SOG) TESTING

1.    Supply hardware (SOG server).                                                        X

2.    Supply workstations to the respective sites.                           X

3.    Configure SOG server hardware.                                                       X

4.    Install SOG platform on server driver.                                               X

5.    Install SOG application on server hardware.                                          X

6.    Pretest SOG system at Ericsson's location.                                           X

7.    Configure workstations.                                                X

8.    Establish communication between SOG and applicable Network                           X
      Elements.

9.    Establish communications between SOG server and workstations.          X

10.   Inform Triton: "Network Element Ready for Acceptance" after                          X
      above tests are satisfactory completed.

11.   Issue "Network Element Acceptance Certificate".                                      X

12.   Sign "Network Element Acceptance Certificate".                         X

13.   Issue "Exceptions List Report" (ELR).                                                X

14.   Resolve items on ELR.                                                                X

15.   Issue "Exceptions List Resolution Certificate".                                      x

16.   Sign "Exceptions List Resolution Certificate".                         X

--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 64 of 73

                                  ATTACHMENT F

                                PROJECT TIMELINES

Ericsson and Triton will work together in good faith to mutually agree upon the detailed timelines & working methodology.

Typical time for implementation of various nodes at site is as follows.

      NODE CONFIGURATION         INSTALLATION & TEST DURATION(1)
       RBS Outdoor Site                      *****
         (co-location)                       *****
                                             *****

        RBS Indoor Site                      *****
         (co-location)                       *****
                                             *****

              MSC                            *****

              BSC                            *****

              HLR                            *****

             GGSN                            *****

             SGSN                            *****

A typical time line for market launch is as follows. The time line can be customized based upon simultaneous market launch needs.

          NODE                            START              FINISH
PO received                               *****               *****

Avg. Equipment lead time                  *****               *****

Engineering                               *****               *****

Core installation                         *****               *****

BSS Avg. equipment lead                   *****               *****
times

BSC installation                          *****               *****

Implementation of 190                     *****               *****
cell sites

RF pre-cut tuning                         *****               *****

MARKET LAUNCH                             *****               *****

Optimization                              *****               *****

Time line is subject to change depending upon

1.       Number of simultaneous market launches.

2.       Readiness of transmission network.

3.       Readiness of sites.


--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 65 of 73

***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  ATTACHMENT G

                               ACCEPTANCE TESTING

ACCEPTANCE TESTING OF GSM SYSTEM IMPLEMENTATION

Ericsson will conduct acceptance testing of each Core Node ,Base Station Controller (BSC) and Base Transceiver Station (BTS) according to the procedures defined in the documents listed below.

1.       CORE NODE

Start-up of APZ                              22_1532-B_AXE_106_99_Rev_C.PDF
Integration Test Report List                 92_1538-APT_210_25_Rev_B.PDF
Integration Test Between MSC and HLR         9_1538-APT_210_25_Rev_C.PDF
Network Integration Manual GSN 2.0           2_102_72-FDG_103_04_1_Rev_B.PDF
Integration Test of HLR and SGSN             120_1538-APT_210_22_Rev_A.PDF
Integration Test Report, GSN R2.0            2_1523-FDG_103_04_1_Rev_A.PDF

2.       BSC

Integration Test Between MSC and BSS         33_1538-APT_210_09_Rev_A.PDF

3.       BTS

RBS 2102 Implementation and Integration      151_86-LZN_302_22_Rev_E.PDF

--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 66 of 73

                                  ATTACHMENT H

                                  SALES OBJECTS

BTS                                                                                                          H x W x D mm
          Product        Configuration   # TRU's   # Cabinets   PWR into Feeder       RCV        Battery   Footprint  Weight  PWR
                                                                                  Sensitivity    Backup                 kg
     RBS 2102s Outdoor       1,1,1          3           1            *****           *****        *****     *****     *****  *****
     RBS 2102s Outdoor       2,2,2          6           1            *****           *****        *****     *****     *****  *****
     RBS 2102s Outdoor       3,3,3          9           2            *****           *****        *****     *****     *****  *****
     RBS 2102s Outdoor       4,4,4         12           2            *****           *****        *****     *****     *****  *****
     RBS 2102s Outdoor       5,5,5         15           3            *****           *****        *****     *****     *****  *****
     RBS 2102s Outdoor       6,6,6         18           3            *****           *****        *****     *****     *****  *****
                         RBS 2102 IS DESCRIBED IN MORE DETAIL IN THE RBS 2102 PRODUCT DOCUMENT,
                         TITLED: "RBS 2102 RADIO BASE STATION FOR ERICSSON'S GSM SYSTEM,"
                         LZT 123 3066 R4 DTD 1999.

     RBS 2202s Indoor        1,1,1          3           1            *****           *****        *****     *****     *****  *****
     RBS 2202s Indoor        2,2,2          6           1            *****           *****        *****     *****     *****  *****
     RBS 2202s Indoor        3,3,3          9           2            *****           *****        *****     *****     *****  *****
     RBS 2202s Indoor        4,4,4         12           2            *****           *****        *****     *****     *****  *****
     RBS 2102s Indoor        5,5,5         15           3            *****           *****        *****     *****     *****  *****
     RBS 2202s Indoor        6,6,6         18           3            *****           *****        *****     *****     *****  *****
                         RBS 2202 IS DESCRIBED IN MORE DETAIL IN THE RBS 2202 PRODUCT DOCUMENT,
                         TITLED: "RBS 2202 RADIO BASE STATION FOR ERICSSON'S GSM SYSTEM,"
                         LZT 123 3068 R6 DTD 1999.

     RBS 2106 Outdoor        2,2,2          6           1            *****           *****        *****     *****     *****  *****
     RBS 2106 Outdoor        4,4,4         12           1            *****           *****        *****     *****     *****  *****
     RBS 2106 Outdoor        6,6,6         18           2            *****           *****        *****     *****     *****  *****
     RBS 2106 Outdoor        8,8,8         24           2            *****           *****        *****     *****     *****  *****
     RBS 2106 Outdoor      10,10,10        30           3            *****           *****        *****     *****     *****  *****
     RBS 2106 Outdoor      12,12,12        36           3            *****           *****        *****     *****     *****  *****
                         RBS 2106 IS DESCRIBED IN MORE DETAIL IN THE RBS 2106 PRODUCT DOCUMENT,
                         TITLED: "RBS 2106 PRODUCT DESCRIPTION,"  SRN/X-00: 146 REV B DTD
                         2001-05-16.

     RBS 2206 Indoor         2,2,2          6           1            *****           *****        *****     *****     *****  *****
     RBS 2206 Indoor         4,4,4         12           1            *****           *****        *****     *****     *****  *****
     RBS 2206 Indoor         6,6,6         18           2            *****           *****        *****     *****     *****  *****
     RBS 2206 Indoor         8,8,8         24           2            *****           *****        *****     *****     *****  *****
     RBS 2206 Indoor       10,10,10        30           3            *****           *****        *****     *****     *****  *****

--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 67 of 73

***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     RBS 2206 Indoor       12,12,12        36           3            *****           *****        *****     *****     *****  *****
                         RBS 2206 IS DESCRIBED IN MORE DETAIL IN THE RBS 2206 PRODUCT DOCUMENT,
                         TITLED: "RBS 2206 DESCRIPTION," LRN/X-99:083 REV E DTD 2001-05-17.

     Products not dimensioned

         RBS 2101        RBS 2101 IS DESCRIBED IN MORE DETAIL IN THE RBS 2101 PRODUCT DOCUMENT,
                         TITLED: "RBS 2101 RADIO BASE STATION FOR ERICSSON'S GSM SYSTEM,"
                         LZT 123 3065 R4 DTD 1999.

         RBS 2302        RBS 2302 IS DESCRIBED IN MORE DETAIL IN RBS 2302 PRODUCT DOCUMENT,
                         TITLED: "RBS RADIO BASE STATION," LZT 123 4382 R2 DTD 2000.

         RBS 2401        RBS 2401 IS DESCRIBED IN MORE DETAIL IN RBS 2401 PRODUCT DOCUMENT,
                         TITLED: "RBS 2401," LZT 123 4860 R2 DTD 2000.


BSS
                                 Sales Object    Sales Object   Sales Object
                                      1               2              3
      BSC                           *****           *****          *****
      Number of TRXs                *****           *****          *****
      Traffic capacity                  *               *              *
      (Erlang)
      Number of 1.5 Mbit/s          *****           *****          *****
      interfaces boards
      Number of SS7 links           *****           *****          *****
      Number of RPG2 boards         *****           *****          *****
      GPRS  (16 kbit/s-             *****           *****                       *****
      channels) (optional)          *****           *****
      Power consumption             *****           *****          *****
      (kW)
      Number of fuses               *****           *****          *****
      Cabinets**                    *****           *****                                  *****
                                    *****           *****
                                    *****           *****
      Net floor space (m2)          *****           *****          *****
      Weight (kg)                   *****           *****          *****

--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
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***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  Sales Object  Erlang Exp  Sales Object 2  Erlang Exp   Sales Object 3  Erlang Exp   Sales Object 4
                                        1
           BSC/TRC                    *****                      *****                    *****                       *****
           Number of TRXs             *****                      *****                    *****                       *****
           Number of TRA              *****        *****         *****      *****         *****          *****        *****
           channels

           Traffic capacity           *****        *****         *****      *****         *****          *****        *****
           (Erlang)
           Number of 1.5              *****                      *****                    *****                       *****
           Mbit/s interfaces
           Number of SS7 links        *****                      *****                    *****                       *****
           Number of RPG2 board       *****                      *****                    *****                       *****
           GPRS (16 kbit/s                         *****                    *****         *****                       *****
           channels)*
           Cabinets**                 *****        *****         *****      *****         *****          *****        *****
                                      *****                      *****                    *****                       *****
                                      *****                      *****                    *****                       *****
                                      *****                      *****                    *****                       *****
                                      *****                      *****                    *****                       *****
                                      *****                      *****                    *****                       *****
           Net floor space            *****                      *****                    *****                       *****
           (m2)

           Weight (kg)                *****                      *****                    *****                       *****

BSC/TRC PRODUCTS ARE DESCRIBED IN MORE DETAIL IN THE BSC PRODUCT DOCUMENT,
TITLED: "BSC PRODUCT PACKAGES FOR GSM 1900 ANSI, R8," ERA/LVX-99:0008 REV A DTD 2000-02-03.

Core                              Sales Object   Exp 1->2   Sales Object 2    Exp 2->3    Sales Object 3   Exp 3->4   Sales Object 4
                                        1
          MSC/VLR HW&SW
          Devices Steps               *****        *****         *****          *****         *****          *****        *****
          Erlangs                     *****        *****         *****          *****         *****          *****        *****
          T1 channels                 *****        *****         *****          *****         *****          *****        *****
          DS0A terminals              *****        *****         *****                        *****          *****        *****
          V.35 terminals              *****        *****         *****                        *****          *****        *****
          CSR-D devices               *****                      *****                        *****          *****        *****
          PCD-G devices               *****                      *****                        *****          *****        *****
          CSK-D devices               *****                      *****                        *****          *****        *****
          CCD devices                 *****                      *****                        *****          *****        *****
          TCD6 devices                *****                      *****                        *****          *****        *****
          CAT devices                 *****                      *****                        *****          *****        *****

--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 69 of 73


***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          KRD-D devices               *****                      *****                        *****          *****        *****
          DTI2 channels               *****                      *****                        *****                       *****
          M-AST channels              *****                      *****                        *****          *****        *****
          Gs-connected 64kbps         *****                      *****                        *****          *****        *****
          signaling
          terminals(RPG2E)

          GS-connected 56kbps         *****                      *****                        *****          *****        *****
          signaling
          terminals(RPG2E)

          Test Telephone Access       *****                      *****                        *****          *****        *****
          Echo Cancellor in           *****                      *****          *****         *****          *****        *****
          Pool
          GS 32K Cab                  *****                      *****          *****
          GS 64K Cab                                                                          *****                       *****
          DTI2 Cab                    *****                      *****                        *****                       *****
          Core APT Cab                *****                      *****                        *****          *****        *****
          Fully Eqp V.35 or           *****                      *****                        *****                       *****
          DS0A

          Half Eqp V.35 or DS0A                    *****         *****                        *****          *****
          Half ETC-T1H Cab                                                                    *****          *****
          Full ETC-T1H Cab            *****        *****         *****          *****         *****          *****        *****
          Half ECP4 Cab                                                         *****         *****                       *****
          Full ECP4 Cab               *****                      *****                        *****          *****        *****
          APZ 212 30 - IOG/CLM        *****                      *****                        *****                       *****
          APT Cabinets                *****                      *****                        *****                       *****
          Power (W)                   *****        *****         *****          *****         *****          *****        *****

CORE PRODUCTS ARE DESCRIBED IN MORE DETAIL IN THE DOCUMENT, TITLED: "GTP VERSION
3 FOR GSM1900 R8.0, BYB501 HW (ANSI)," ERA/LGX/X-99:289 REV B DTD 2000-06-19.

          MSC Server HW & SW
          Detailed Package Configurations TBD
          MGW "CSS & PSS"
          Detailed Package Configurations TBD
          HLR

THE PRODUCTS ABOVE ARE DESCRIBED IN MORE DETAIL IN THE DOCUMENT, TITLED: "GTP
VERSION 3 FOR GSM1900 R8.0, BYB501 HW (ANSI)," ERA/LGX/X-99:289 REV B DTD
2000-06-19.

          OSS HW&SW

THE PRODUCT ABOVE IS DESCRIBED IN MORE DETAIL IN THE DOCUMENT, TITLED: "GSM OSS
R8.2 HARDWARE DESCRIPTION, SERVER CONFIGURATION C/FC-AL," 131 62-APP 901 015 UEN
REV PA3 DTD 2000-12-19.

--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
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***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          PrePaid Service & Implementation

          Power HW

 GPRS                            Sales Object    Sales Object 3
                                      2
          BSC GPRS HW               *****            *****

          Additional PCU Mag        *****            *****
          2RPP, 7 max
          Additional RPP            *****            *****

THE ABOVE BSC PRODUCTS ARE DESCRIBED IN MORE DETAIL IN THE DOCUMENT, TITLED:
"BSC PRODUCT PACKAGES FOR GSM 1900 ANSI, R8," ERA/LVX-99:0008 REV A DTD 2000-02-03.

                                 Sales Object    Sales Object 3
                                      2
           PSS GSNs                 *****            *****
                                    *****
                                    *****

THE ABOVE PRODUCT IS DESCRIBED IN MORE DETAIL IN THE DOCUMENT, TITLED: "SGSN W33.0/W4.0 & GGSN 3.0/4.0 SYSTEM OVERVIEW," 1/0363-FCP 111 213 UEN REV B DTD 2000-07-05.

                                       Sales Object 1
           PSS Server                      *****

THE ABOVE PRODUCT IS DESCRIBED IN MORE DETAIL IN THE DOCUMENT, TITLED: "SGSN W33.0/W4.0 & GGSN 3.0/4.0 SYSTEM OVERVIEW," 1/0363-FCP 111 213 UEN REV B DTD 2000-07-05.

--------------------------------------------------------------------------------
LF#TRI01-004681                                                       REVISION E
G:\Bus Group\Lau\Triton-3G\MPA.9-17-01.doc                         Page 71 of 73

***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  ATTACHMENT I

                               LATE DELIVERY FEES

This Attachment I describes the liquidated damages agreed to by the Parties for certain types of performance delays and other issues that may arise under the Agreement. *****

1.       DELAYED LAUNCH

If and to the extent that a "Market Acceptance" (defined below), with respect to Triton's initial commercial launch of its GSM/GPRS system in a Market assigned by Triton to Ericsson under this Agreement, is delayed due to Ericsson's failure to meet its delivery commitments set forth in the applicable Build Out Plan, then Ericsson agrees to pay liquidated damages in the amount of ***** percent (*****%) of the price of the Products to be provided by Ericsson to Triton hereunder for Triton's initial commercial launch of its GSM/GPRS system in such Market, per week, for each full week of delay, up to a maximum of ***** percent (*****%) of the price of such Products. For these purposes "Market Acceptance" is defined as Site Acceptance of one hundred percent (100%) of the agreed number of Cell Sites in a Market, less any peripheral and overlapping sites. For these purposes, (a) a "peripheral site" means a site that is located on the very outer perimeter of a Market, and (b) an "overlapping site" means a site that is substantially covered by neighboring sites to the extent it maintains the required signal coverage. In the event that Triton proceeds with the initial commercial launch of its GSM/GPRS system in the Market by the scheduled launch date set forth in the applicable Build Out Plan even though Ericsson has not completed all of the required Cell Sites, then Ericsson agrees to pay, in lieu of any other liquidated damages set forth in this Section 1 or 2, liquidated damages in the amount of ***** percent (*****%) of the price of the delayed Products to be provided by Ericsson to Triton hereunder for Triton's initial commercial launch of its GSM/GPRS system in such Market, per week, for each full week of delay, up to a maximum of ***** percent (*****%) of the price of such delayed Products.

2.       DELIVERY OR IMPLEMENTATION SERVICE DELAYS AFTER A MARKET HAS LAUNCHED.

After a Market has launched, Ericsson agrees to pay liquidated damages for any delays in deliveries of Product associated with individual Cell Sites. The amount of liquidated damages will be ***** percent (*****%) per week for every full week of delay (up to a maximum of *****%). The amount of liquidated damages will be measured against the price of the delayed Product to be delivered to such site. For delays in delivery of a complete Cell Site, a delay shall be measured from the date of scheduled Site Acceptance to the date of Site Acceptance. For delays in delivery of individual components of an existing Cell Site a delay shall be measured from the delivery date established in the applicable Build-Out Plan or Statement of Work to the actual delivery date.

3.       EXCEPTIONS.

         Notwithstanding the foregoing, the liquidated damages set forth in this Attachment I do not apply to the following circumstances, but only in the event, and to the extent, that the delay is attributable to such circumstances:

         (a) Any Market for which the Parties mutually agree that liquidated damages will not apply due to special or unusual market circumstances.

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***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         (b) Delays attributable to any act or omission of Triton or third parties under Triton control (including, without limitation, its agents, subcontractors or vendors (other than Ericsson)), or force majeure events.

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